                                                               EXECUTION COPY


                              SPREAD ACCOUNT AGREEMENT


                            dated as of March 25, 1993,


                              as amended and restated


                              as of November 19, 1998


                                       among


                              ARCADIA FINANCIAL LTD.,


                         ARCADIA RECEIVABLES FINANCE CORP.,


                         FINANCIAL SECURITY ASSURANCE INC.


                              THE CHASE MANHATTAN BANK


                                        and


                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                  TABLE OF CONTENTS

                                      ARTICLE I


                                     DEFINITIONS

Section 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Section 1.02.  Rules of Interpretation . . . . . . . . . . . . . . . . . . . . . . 15

                                      ARTICLE II

              CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL

Section 2.01.  Series 1993-A Credit Enhancement Fee. . . . . . . . . . . . . . . . 16
Section 2.02.  Series Supplements. . . . . . . . . . . . . . . . . . . . . . . . . 16
Section 2.03.  Grant of Security Interest by Arcadia Financial and the
               Seller. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Section 2.04.  Priority. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Section 2.05.  Seller and Arcadia Financial Remain Liable. . . . . . . . . . . . . 18
Section 2.06.  Maintenance of Collateral.. . . . . . . . . . . . . . . . . . . . . 18
Section 2.07.  Termination and Release of Rights.. . . . . . . . . . . . . . . . . 19
Section 2.08.  Non-Recourse Obligations of Seller. . . . . . . . . . . . . . . . . 19
Section 2.09.  Program Spread Account and Tag Accounts . . . . . . . . . . . . . . 20


                                    ARTICLE III

                                  SPREAD ACCOUNTS

Section 3.01.  Establishment of Spread Accounts; Initial Deposits into
               Spread Accounts.. . . . . . . . . . . . . . . . . . . . . . . . . . 22
Section 3.02.  Investments.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Section 3.03.  Distributions: Priority of Payments.. . . . . . . . . . . . . . . . 25
Section 3.04.  General Provisions Regarding Spread Accounts. . . . . . . . . . . . 29
Section 3.05.  Reports by the Collateral Agent . . . . . . . . . . . . . . . . . . 31

                                     ARTICLE IV

                                THE COLLATERAL AGENT

Section 4.01.  Appointment and Powers. . . . . . . . . . . . . . . . . . . . . . . 31
Section 4.02.  Performance of Duties . . . . . . . . . . . . . . . . . . . . . . . 32
Section 4.03.  Limitation on Liability . . . . . . . . . . . . . . . . . . . . . . 32
Section 4.04.  Reliance upon Documents . . . . . . . . . . . . . . . . . . . . . . 32
Section 4.05.  Successor Collateral Agent. . . . . . . . . . . . . . . . . . . . . 33
Section 4.06.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Section 4.07.  Compensation and Reimbursement. . . . . . . . . . . . . . . . . . . 35

Section 4.08.  Representations and Warranties of the Collateral Agent. . . . . . . 35
Section 4.09.  Waiver of Setoffs . . . . . . . . . . . . . . . . . . . . . . . . . 36
Section 4.10.  Control by the Controlling Party. . . . . . . . . . . . . . . . . . 36

                                     ARTICLE V

                              COVENANTS OF THE SELLER

Section 5.01.  Preservation of Collateral. . . . . . . . . . . . . . . . . . . . . 36
Section 5.02.  Opinions as to Collateral . . . . . . . . . . . . . . . . . . . . . 36
Section 5.03.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
Section 5.04.  Waiver of Stay or Extension Laws; Marshalling of Assets . . . . . . 37
Section 5.05.  Noninterference, etc. . . . . . . . . . . . . . . . . . . . . . . . 37
Section 5.06.  Seller Changes. . . . . . . . . . . . . . . . . . . . . . . . . . . 38

                                     ARTICLE VI

                    CONTROLLING PARTY; INTERCREDITOR PROVISIONS

Section 6.01.  Appointment of Controlling Party. . . . . . . . . . . . . . . . . . 38
Section 6.02.  Controlling Party's Authority.. . . . . . . . . . . . . . . . . . . 39
Section 6.03.  Rights of Secured Parties . . . . . . . . . . . . . . . . . . . . . 40
Section 6.04.  Degree of Care. . . . . . . . . . . . . . . . . . . . . . . . . . . 41

                                    ARTICLE VII

                               REMEDIES UPON DEFAULT

Section 7.01.  Remedies upon a Default . . . . . . . . . . . . . . . . . . . . . . 41
Section 7.02.  Waiver of Default . . . . . . . . . . . . . . . . . . . . . . . . . 42
Section 7.03.  Restoration of Rights and Remedies. . . . . . . . . . . . . . . . . 42
Section 7.04.  No Remedy Exclusive . . . . . . . . . . . . . . . . . . . . . . . . 42

                                    ARTICLE VIII

                                   MISCELLANEOUS

Section 8.01.  Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . 42
Section 8.02.  Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Section 8.03.  Amendments; Waivers . . . . . . . . . . . . . . . . . . . . . . . . 43
Section 8.04.  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Section 8.05.  Nonpetition Covenant. . . . . . . . . . . . . . . . . . . . . . . . 43
Section 8.06.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Section 8.07.  Term of this Agreement. . . . . . . . . . . . . . . . . . . . . . . 46
Section 8.08.  Assignments:  Third-Party Rights; Reinsurance.. . . . . . . . . . . 46
Section 8.09.  Consent of Controlling Party. . . . . . . . . . . . . . . . . . . . 46

Section 8.10.  Trial by Jury Waived. . . . . . . . . . . . . . . . . . . . . . . . 47
Section 8.11.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
Section 8.12.  Consents to Jurisdiction. . . . . . . . . . . . . . . . . . . . . . 47
Section 8.13.  Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . 48
Section 8.14.  Determination of Adverse Effect . . . . . . . . . . . . . . . . . . 48
Section 8.15.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
Section 8.16.  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48

SPREAD ACCOUNT AGREEMENT, dated as of March 25, 1993, as amended and restated as of July 21, 1998 (the "Agreement"), by and among ARCADIA FINANCIAL LTD. (f/k/a Olympic Financial Ltd.), a Minnesota corporation ("Arcadia Financial"), ARCADIA RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION ("Norwest"), a national banking association in its capacities as Trustee under each Pooling and Servicing Agreement and/or as Trustee under each Indenture with respect to those Series specified in the related Series Supplement (as defined below), THE CHASE MANHATTAN BANK ("Chase"), as Trustee under each Indenture with respect to those Series specified in the related Series Supplement, each in such respective capacities as agent for the Certificateholders and/or Noteholders with respect to the related Series (Norwest or Chase, as Trustee as indicated in the related Sales and Servicing Agreement or the related Series Supplement, as the case may be, the "Trustee") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Agent (as defined below).

                                       RECITALS

              1. Olympic Automobile Receivables Trust, 1993-A (the "Series 1993-A Trust") was formed pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1993 (the "Series 1993-A Pooling and Servicing Agreement"), among Arcadia Financial, as Servicer, the Seller, the Trustee and the Backup Servicer.

              2. Pursuant to Pooling and Servicing Agreements or Sale and Servicing Agreements, the Seller from time to time sells all of its right, title and interest in and to Receivables and certain other Trust Property.

              3. The Seller has requested that Financial Security issue Policies to guarantee payment of the Guaranteed Distributions or Scheduled Payments (as defined in the relevant Policy) on each Distribution Date in respect of asset-backed securities backed by such Receivables and Other Trust Property.

              4. In partial consideration of the issuance of the Policies, the Seller has agreed that Financial Security shall have certain rights as Controlling Party, to the extent set forth herein.

              5. The Seller is a wholly-owned special purpose subsidiary of Arcadia Financial. Certain of the purchasers of Receivables and Other Trust Property have agreed to pay a Credit Enhancement Fee to the Seller in consideration of the obligations of the Seller and Arcadia Financial pursuant hereto and in consideration of the obligations of Arcadia Financial pursuant to the Insurance Agreements (such obligations forming part of the Insurer Secured Obligations referred to herein). The Insurer Secured Obligations form part of the consideration to Financial Security for its issuance of the Policies.

              6. In order to secure the performance of the Secured Obligations, to further effect and enforce the subordination provisions to which the Credit Enhancement Fee is subject, and in consideration of the receipt of the Credit Enhancement Fee, Arcadia Financial and the Seller agreed to pledge the Collateral as Collateral to the Collateral Agent for the benefit of Financial Security and for the benefit of the Trustees on behalf of the Trusts, upon the terms and conditions set forth herein.

              7. In connection with the issuance of Policies subsequent to the Policy issued with respect to the Series 1993-A Trust, it is contemplated that Financial Security will obtain certain Controlling Party rights with respect to the related Series, and that, in connection with each such additional Series, the parties hereto have entered into or will enter into a Series Supplement hereto pursuant to which the Seller has pledged or will pledge additional Collateral pursuant to the terms hereof and such Series Supplement.

              8. The Seller has entered into a Amended and Restated Sale and Servicing Agreement dated as of July 21, 1998 with Arcadia Automobile Receivables Warehouse Trust., a Delaware business trust (the "Issuer"), Arcadia Receivables Conduit Corp. (the "Original Issuer"), Arcadia Financial, Bank of America National Trust and Savings Association, as Administrative Agent and RCC Agent, Morgan Guaranty Trust Company of New York, as DFC Agent and Norwest Bank Minnesota, National Association, as Backup Servicer, Collateral Agent and Indenture Trustee (the "Warehousing Series Sale and Servicing Agreement") pursuant to which the Seller has sold or will sell all of its right, title and interest in certain Receivables, and that the Issuer will issue one or more classes or tranches of Warehousing Notes pursuant to an Amended and Restated Indenture among the Original Issuer, the Issuer, the Indenture Trustee and the Collateral Agent, and that Financial Security in its discretion may issue one or more Policies with respect to certain scheduled payments on the corresponding Notes.

              9. The parties have previously executed, amended and restated this Agreement, and now wish to further amend and restate this Agreement to supplement certain provisions therein in order to reflect the intent of the parties.

                                  AGREEMENTS

              In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

              Section 1.01. DEFINITIONS. All terms defined in the document entitled "OFL Grantor Trusts Standard Terms and Conditions of Agreement Effective March 1,

1993" (the "Standard Terms and Conditions") shall have the same meaning with respect to each Series in this Agreement. If the related Series was issued pursuant to a Pooling and Servicing Agreement, all terms defined in Section
1.01 of such Pooling and Servicing Agreement shall have the same meaning with respect to the related Series in this Agreement. If the related Series was issued pursuant to a Trust Agreement, Sale and Servicing Agreement and Indenture, all terms defined in the related Sale and Servicing Agreement shall have the same meaning with respect to the related Series in this Agreement. If the related Series was issued pursuant to an Indenture and the related Receivables were sold to the Issuer pursuant to a Warehousing Series Sale and Servicing Agreement, all terms defined in the Warehousing Series Sale and Servicing Agreement shall have the same meaning with respect to the related Series in this Agreement. If a term is defined herein with respect to one or more Series, if applicable, such term shall be defined with respect to any other Series in the Series Supplement related thereto. The following terms shall have the following respective meanings:

              "AUTHORIZED OFFICER" means, (i) with respect to Financial Security, the Chairman of the Board, the President, the Executive Vice President or any Managing Director of Financial Security, (ii) with respect to the Trustee or the Collateral Agent, any Vice President or Trust Officer thereof, (iii) with respect to Arcadia Financial, the President or any Vice President thereof, and (iv) with respect to the Seller, the President or any Vice President thereof.

              "AVERAGE DELINQUENCY RATIO" means, with respect to any Series (other than the Warehousing Series) and any Determination Date, the arithmetic average of the Delinquency Ratios for such Determination Date and the two immediately preceding Determination Dates.

              "CAPTURE EVENT" means the occurrence of an "Event of Default," as defined in the Indenture dated as of March 12, 1997 between Arcadia Financial and Norwest Bank Minnesota, National Association, as amended or supplemented (including that First Supplemental Indenture dated as of March 12, 1997 and that Second Supplemental Indenture dated as of October 8, 1997), relating to $375,000,000 principal amount of Arcadia Financial's currently outstanding 11 1/2% Senior Notes due 2007, with respect to which a permanent waiver has not been effected in accordance with the terms of such agreement.

              "COLLATERAL" means the Series 1993-A Collateral, any property pledged pursuant to Section 2.09(d), and, with respect to any Series, all collateral delivered hereunder with respect to each of the Series, as specified in the related Series Supplement.

              "COLLATERAL AGENT" means, initially, Norwest Bank Minnesota, National Association, in its capacity as collateral agent on behalf of the Secured Parties, including its successors in interest, until a successor Person shall have become the Collateral Agent pursuant to Section 4.05 hereof, and thereafter "Collateral Agent" shall mean such successor Person.

              "COLLECTION ACCOUNT SHORTFALL" means (A), with respect to any Series created pursuant to a Pooling and Servicing Agreement, any Distribution Date, and a time of determination, the excess, if any, of the amount required to be distributed on such Distribution Date pursuant to subsections (i) through (vi) of Section 4.6(a) of the Standard Terms and Conditions over the amount on deposit in and available for distribution (or, for the purposes of Section 3.03(a), calculated on a pro forma basis to be on deposit in and available for distribution) on such Distribution Date from the Collection Account related to such Series, and (B) with respect to any Series created pursuant to a Trust Agreement, Sale and Servicing Agreement and Indenture, or with respect to any Series issued by the Issuer, the meaning assigned in the related Series Supplement.

              "CONTROLLING PARTY" means with respect to a Series, at any time, the Person designated as the Controlling Party at such time pursuant to
Section 6.01 hereof.

              "CRAM DOWN LOSS" means, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Principal Balance of a Receivable, the amount of such reduction. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

              "CUMULATIVE DEFAULT RATE" means, with respect to any Determination Date and any Series (other than the Warehousing Series), the fraction, expressed as a percentage, the numerator of which is equal to the sum of (a) the Principal Balance of all Receivables which became Spread Account Liquidated Receivables since the Cutoff Date as of the related Accounting Date plus (b) the Principal Balance of all Receivables with respect to which all or any portion of a Scheduled Payment has become 91 or more days delinquent as of the related Accounting Date (not including those Receivables included in clause (a) above) and the denominator of which is equal to the sum of (i) the original Aggregate Principal Balance as of the Initial Cutoff Date plus (ii) the Prefunded Amount as of the Series Closing Date.

              "CUMULATIVE NET LOSS RATE" means, with respect to any Determination Date and any Series (other than the Warehousing Series), the fraction, expressed as a percentage, the numerator of which is equal to the sum of (a) Net Losses for such Determination Date plus (b) with respect to Series 1994-A, Series 1994-B, Series 1994-C, Series 1994-D, Series 1995-A, Series 1995-B, Series 1995-C, Series 1995-D, Series 1996-A, Series 1996-B, Series 1996-C, Series 1996-D, Series 1997-A, Series 1997-B, Series 1997-C, Series 1997-D and Series 1998-A, 40%, and with respect to any other Series (other than the Warehousing Series), 50%, of the Principal Balance of all Receivables with respect to which all or any portion of a Scheduled Payment has become 91 or more days delinquent (not including Receivables included under the definition of Net Losses in clause (a) above) as of the related Accounting Date and the denominator of which is equal to the sum of (i) the original Aggregate Principal Balance as of the Initial Cutoff Date plus (ii) the Prefunded Amount as of the Series Closing Date.

              "DEEMED CURED" means, with respect to Series 1994-B, Series 1994-A, Series 1993-D, Series 1993-C, Series 1993-B or Series 1993-A and each other Spread

Account for which "Deemed Cured" is not defined in the related Series Supplement, (a) with respect to the occurrence of the events specified in clause (A)(i) or (ii) of the definition of Trigger Event, as of a Determination Date that no such event specified in clause (A)(i) or clause
(A)(ii) with respect to such Series shall have occurred as of such Determination Date or as of any of the two consecutively preceding Determination Dates, and (b) with respect to the occurrence of the events specified in clause (A)(iii) or clause (A)(iv) of the definition thereof, as of the next Determination Date which occurs in a calendar month which is a multiple of three months succeeding the Closing Date, that no such event specified in clause (A)(iii) or clause (A)(iv) with respect to such Series shall have occurred as of such Determination Date.

              "DEFAULT" means, with respect to any Series, at any time, (i) if Financial Security is then the Controlling Party with respect to such Series, any Insurance Agreement Event of Default with respect to such Series, and (ii) if the Trustee is then the Controlling Party with respect to such Series, any Servicer Termination Event with respect to such Series.

              "DELINQUENCY RATIO" means, with respect to any Determination Date and any Series (other than the Warehousing Series), the fraction, expressed as a percentage, the numerator of which is equal to the sum of the Principal Balances (as of the related Accounting Date) of all Receivables that were delinquent with respect to all or any portion of a Scheduled Payment more than 30 days as of the related Accounting Date or that became a Purchased Receivable as of the related Accounting Date and that were delinquent with respect to all or any portion of a Scheduled Payment more than 30 days as of such Accounting Date and the denominator of which is equal to the Aggregate Principal Balance as of the related Accounting Date.

              "DELIVERY" means, when used with respect to Spread Account Eligible Investments, the actions to be taken with respect to the delivery thereof to the Collateral Agent and the holding thereof by the Collateral Agent as follows:

              (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Collateral Agent by physical delivery to the Collateral Agent, indorsed to, or registered in the name of, the Collateral Agent or its nominee or indorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Eligible Investment to the Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

              (b) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

              1. by physical delivery of such certificated security to the Collateral Agent, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Collateral Agent or indorsed in blank;

              2. by physical delivery of such certificated security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Collateral Agent, if the certificated security has been specially endorsed to the Collateral Agent by an effective endorsement.

              (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Collateral Agent of the purchase by the securities intermediary on behalf of the Collateral Agent of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Collateral Agent and indicating that such securities intermediary holds such book-entry security solely as agent for the Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Eligible Investments to the Collateral Agent free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

              (d) with respect to an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, transfer thereof:

              1. (A) by registration to the Collateral Agent as the registered owner thereof, on the books and records of the issuer thereof.

                     (B) another Person (not a securities intermediary) either becomes the registered owner of the uncertificated security on behalf of the Collateral Agent, or having become the registered owner acknowledges that it holds for the Collateral Agent.

              2. the issuer thereof has agreed that it will comply with instructions originated by the Collateral Agent without further consent of the registered owner thereof.

              (e) with respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) if a securities intermediary (A) indicates by book-entry that a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Collateral Agent's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset (as so defined) from the Collateral Agent or acquires a financial asset for the Collateral Agent, and in either case, accepts it for credit to the Collateral Agent's securities account (as so defined), (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Collateral Agent's securities account, or (D) has agreed that it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Collateral Agent without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Collateral Agent of (I) a specific certificated security in the securities intermediary's possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary's possession, or (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary.

              (f) in each case of delivery contemplated herein, the Collateral Agent shall make appropriate notations on its records, and shall cause the same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

              "ELIGIBLE ACCOUNT" means a segregated trust account that (i) is either (x) maintained with a depository institution or trust company the long-term unsecured debt obligations of which are rated "AA" or higher by Standard & Poor's and "Aa2" or higher by Moody's, or (y) maintained with a depository institution or trust company the commercial paper or other short-term unsecured debt obligations of which are rated "A-1+" by Standard & Poor's and "P-1" by Moody's and (ii) in either case, such depository institution or trust company shall have been specifically approved by the Controlling Party, acting in its discretion, by written notice to the Collateral Agent.

              "FINAL TERMINATION DATE" means, with respect to a Series, the date that is the later of (i) the Insurer Termination Date with respect to such Series and (ii) the Trustee Termination Date with respect to such Series.

              "FINANCIAL SECURITY DEFAULT" means, with respect to any Series, any one of the following events shall have occurred and be continuing:

              (a) Financial Security shall have failed to make a payment required under a related Policy;

              (b) Financial Security shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law, or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

              (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for Financial Security or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of Financial Security (or the taking of possession of all or any material portion of the property of Financial Security).

              "INITIAL PRINCIPAL AMOUNT" means $59,222,640.38 with respect to Series 1993-A.

              "INITIAL SPREAD ACCOUNT DEPOSIT" means $2,368,906 for Series
1993-A.

              "INITIAL SPREAD ACCOUNT MAXIMUM AMOUNT" means, with respect to Series 1993-A and any Distribution Date, an amount equal to the greater of
(i) 7% of the Certificate Balance as of such Distribution Date (after giving effect to the distribution in respect of principal made on such Distribution
Date) and (ii) the Spread Account Minimum Amount as of such Distribution Date.

              "INSURANCE AGREEMENT" means, with respect to any Series, the Insurance and Indemnity Agreement among Financial Security, the Seller, Arcadia Financial and such other parties as may be named therein.

              "INSURER SECURED OBLIGATIONS" means, with respect to a Series, all amounts and obligations which Arcadia Financial, the Seller and such other parties as may be named therein may at any time owe or be required to perform to or on behalf of Financial Security (or any agents, accountants or attorneys for Financial Security) under the Insurance Agreement related to such Series or under any Transaction Document in respect of such Series, regardless of whether such amounts are owed or performance is due now or in the future, whether liquidated or unliquidated, contingent or non-contingent.

              "INSURER TERMINATION DATE" means, with respect to any Series, the date which is the latest of (i) the date of the expiration of all Policies issued in respect of such Series, (ii) the date on which Financial Security shall have received payment and performance in full of all Insurer Secured Obligations with respect to such Series and (iii) the latest date on which any payment referred to above could be avoided as a preference or otherwise under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Collateral Agent and the Trustee.

              "ISSUER" means Arcadia Automobile Receivables Warehouse Trust., a Delaware business trust.

              "LIEN" means, as applied to the property or assets (or the income, proceeds, products, rents or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind; or (b) any arrangement, express or implied, under which such property or assets (and/or such income, proceeds, products, rents or profits) are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

              "NET LOSSES" means, with respect to any Determination Date and any Series (other than the Warehousing Series), the positive difference of
(A) the sum of (i) the aggregate of the Principal Balances as of the related Accounting Date (plus accrued and unpaid interest to the end of the related Monthly Period, at the applicable APR) of all Receivables that became Spread Account Liquidated Receivables since the Cutoff Date, plus (ii) the Purchase Amount of all Receivables that became Purchased Receivables as of the related Accounting Date and that were delinquent with respect to all or any portion of a Scheduled Payment more than 30 days as of such Accounting Date, plus
(iii) the aggregate of all Cram Down Losses as of the related Accounting Date that occurred since the Cutoff Date, over (B) the Liquidation Proceeds received by the Trust as of the related Accounting Date since the Cutoff Date.

              "NON-CONTROLLING PARTY" means, with respect to a Series, at any time, the Secured Party that is not the Controlling Party at such time.

              "OBLIGOR" means, with respect to any Receivable, the purchaser or the co-purchasers of the Financed Vehicle and any other Person or Persons who are primarily or secondarily obligated to make payments under a Receivable.

              "OPINION OF COUNSEL" means a written opinion of counsel acceptable, as to form, substance and issuing counsel, to the Controlling Party.

              "PAYMENT PRIORITIES" means the priority of PRO RATA distributions described in clause (iii) of priority THIRD of Section 3.03(a).

              "POLICY" means the Series 1993-A Policy and any insurance policy subsequently issued by Financial Security with respect to a Series.

              "POOLING AND SERVICING AGREEMENT" means, with respect to Series 1993-A, the Series 1993-A Pooling and Servicing Agreement and, for each other Series created pursuant to a Pooling and Servicing Agreement, the Pooling and Servicing Agreement related to such Series.

              "PROGRAM SPREAD ACCOUNT" has the meaning specified in Section 2.09(a) hereof.

              "SECURED OBLIGATIONS" means, with respect to each Series, the Insurer Secured Obligations with respect to such Series and the Trustee Secured Obligations with respect to such Series.

              "SECURED PARTIES" means, with respect to a Series and the related Collateral, each of the Trustee, in respect of the Trustee Secured Obligations with respect to such Series, and Financial Security, in respect of the Insurer Secured Obligations with respect to such Series.

              "SECURITY INTERESTS" means, with respect to Series 1993-A Certificates, the security interests and Liens in the Series 1993-A Collateral granted pursuant to Section 2.03 hereof, and, with respect to any other Series, the security interests and Liens in the related Collateral granted pursuant to the related Series Supplement.

              "SERIES 1993-A CERTIFICATES" means the Series of Certificates issued on the date hereof pursuant to the Series 1993-A Pooling and Servicing Agreement.

              "SERIES 1993-A COLLATERAL" has the meaning specified in Section 2.03(a) hereof.

              "SERIES 1993-A CREDIT ENHANCEMENT FEE" means the amount distributable on each Distribution Date pursuant to Section 4.6(a)(vi) and
(vii) of the Standard Terms and Conditions as incorporated by reference in the Series 1993-A Pooling and Servicing Agreement.

              "SERIES 1993-A POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing Agreement, dated as of the date hereof, among Arcadia Financial, in its individual capacity and as Servicer, the Seller, the Trustee and the Backup Servicer, as such agreement may be supplemented, amended or modified from time to time.

              "SERIES 1993-A RECEIVABLE" means each Receivable referenced on the Schedule of Receivables attached to the Series 1993-A Pooling and Servicing Agreement.

              "SERIES OF SECURITIES" or "SERIES" means the Series 1993-A Certificates or, as the context may require, any other series of Certificates and/or Notes issued as described in Section 2.02 hereof, or collectively, all such series; PROVIDED, HOWEVER, Series, as used collectively shall not include any Series of Warehousing Notes when such term is used in, or with respect to, the definitions "Cumulative Default Rate," "Average Delinquency Ratio," "Cumulative Net Loss Rate," "Deemed Cured," "Delinquency Ratio," "Net Losses," "Spread Account Shortfall" and "Spread Account Default Level."

              "SERIES SUPPLEMENT" means a supplement hereto executed by the parties hereto in accordance with Section 2.02 hereof.

              "SPREAD ACCOUNT" has the meaning specified in Section 3.01(a) hereof.

              "SPREAD ACCOUNT ADDITIONAL DEPOSIT" with respect to any Series created pursuant to a Trust Agreement, Sale and Servicing Agreement and Indenture, has the meaning assigned in the related Series Supplement.

              "SPREAD ACCOUNT LIQUIDATED RECEIVABLE" means, with respect to any Monthly Period, a Receivable as to which (i) 91 days have elapsed since the Servicer repossessed the related Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, or (iii) all or any portion of a Scheduled Payment shall have become more than 180 days past due.

              "SPREAD ACCOUNT MAXIMUM AMOUNT" means, with respect to Series 1993-A and any Distribution Date:

              (i) if no Insurance Agreement Event of Default with respect to such Series has occurred and is continuing as of the related Determination Date, no Capture Event has occurred and is continuing as of the related Determination Date, no Trigger Event has occurred as of the related Determination Date, and any Trigger Event with respect to such Series is Deemed Cured as of the related Determination Date, then the Initial Spread Account Maximum Amount with respect to such Series and such Distribution Date;

              (ii) if (A) a Trigger Event with respect to Series 1993-A has occurred as of the Determination Date or (B) a Trigger Event with respect to Series 1993-A has occurred as of a prior Distribution Date and is not Deemed Cured as of the related Determination Date, and no Insurance Agreement Event of Default with respect to Series 1993-A has occurred and is continuing and no Capture Event has occurred and is continuing, the Spread Account Maximum Amount shall be equal to the greater of (i) 10% of the Series 1993-A Balance as of the close of business on such Distribution Date and (ii) the Spread Account Minimum Amount as of the close of business on such Distribution Date; or

              (iii) if (A) an Insurance Agreement Event of Default with respect to such Series has occurred and is continuing or (B) a Capture Event has occurred and is continuing as of the related Determination Date, the Spread Account Maximum Amount shall be equal to the greater of (i) 25% of the Series 1993-A Balance as of the close of business on such Distribution Date and (ii) the Spread Account Minimum Amount as of the close of business on such Distribution Date.

              "SPREAD ACCOUNT MINIMUM AMOUNT" means, with respect to Series 1993-A and any Distribution Date, an amount equal to the greater of:

              (i)    $100,000, and

              (ii)   the lesser of:

                     (A) 1% of the Initial Principal Amount of such Series, but in no event less than $500,000, and

                     (B) the Certificate Balance as of such Distribution Date (after giving effect to the distribution in respect of principal made on such Distribution Date).

              "SPREAD ACCOUNT RECOURSE MAXIMUM ADJUSTMENT AMOUNT" means, with respect to a Distribution Date and any Spread Account in which amounts on deposit include a Spread Account Recourse Reduction Amount, the maximum amount by which such Spread Account Recourse Reduction Amount is permitted to decrease, as reported to the Collateral Agent in the Servicer's Certificate delivered with respect to the related Determination Date, so long as Financial Security does not deliver a written objection to such amount prior to such Distribution Date.

              "SPREAD ACCOUNT RECOURSE REDUCTION AMOUNT" means, with respect to a Spread Account and Distribution Date, the specified amount deemed to be on deposit in such Spread Account which is not cash, which amount is specified in the Servicer's Certificate delivered with respect to the related Determination Date, so long as Financial Security does not deliver a written objection to such amount prior to such Distribution Date, and which amount shall be treated fungibly with all other amounts on deposit in such Spread Account, EXCEPT that such amount shall not be treated as a deposit in the related Tag Account, and EXCEPT FURTHER, as provided in Section 3.03(b) and 3.04(e).

              "SPREAD ACCOUNT SHORTFALL" means, with respect to any Distribution Date and any Series (other than the Warehousing Series) with respect to which an Insurance Agreement Event of Default has occurred and is continuing, or a Capture Event has occurred and is continuing, the excess, if any, of the Spread Account Maximum Amount for such Series and such Distribution Date and the amount on deposit in such Spread Account as of such Distribution Date after giving effect to distributions made on such Distribution Date pursuant to priority SECOND of Section 3.03(b).

              "STOCK PLEDGE AGREEMENT" means the Third Amended and Restated Stock Pledge Agreement, dated as of December 3, 1996, between Arcadia Financial, Financial Security and the Collateral Agent, as amended from time to time.

              "TAG ACCOUNT" has the meaning specified in Section 2.09(c).

              "TRANSACTION DOCUMENTS" means, with respect to a Series, this Agreement, each of the Pooling and Servicing Agreement or Trust Agreement, Sale and Servicing Agreement and Indenture, or Warehousing Series Sale and Servicing Agreement, Indenture and Security Agreement, as applicable, the Insurance Agreement, the Custodian Agreement, the Purchase Agreement, any Subsequent Purchase Agreements and Subsequent Transfer Agreements, any Underwriting Agreement, the Lockbox Agreement, and the Stock Pledge Agreement related to such Series.

              "TRIGGER EVENT" means, with respect to Series 1993-A and as of a Determination Date, the occurrence of any of the events specified in clause
(A) together with the occurrence of the event specified in clause (B):

              (A)    (i)    [reserved];

                     (ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 5.00%;

                     (iii) the Cumulative Default Rate shall be equal to or greater than (A) 3.15%, with respect to any Determination Date occurring prior to or during the sixth calendar month succeeding the Series 1993-A Closing Date, (B) 5.50%, with respect to any Determination Date occurring after the sixth, and prior to or during the 12th, calendar month succeeding the Series 1993-A Closing Date, (C) 7.0%, with respect to any Determination Date occurring after the 12th, and prior to or during the 18th, calendar month succeeding the Series 1993-A Closing Date, (D) 7.5%, with respect to any Determination Date occurring after the 18th, and prior to or during the 24th, calendar month succeeding the Series 1993-A Closing Date, (E) 8.15%, with respect to any Determination Date occurring after the 24th, and prior to or during the 30th, calendar month succeeding the Series 1993-A Closing Date, (F) 8.75%, with respect to any Determination Date occurring after the 30th, and prior to or during the 36th, calendar month succeeding the Series 1993-A Closing Date, (G) 3 9.0%, with respect to any Determination Date occurring after the 36th, and prior to or during the 42nd, calendar month succeeding the Series 1993-A Closing Date, (H) 9.25%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 48th, calendar month succeeding the Series 1993-A Closing Date, (I) 9.50%, with respect to any Determination Date occurring after the 48th, and prior to or during the 54th, calendar month succeeding the Series 1993-A Closing Date, (J) 9.75%, with respect to any Determination Date occurring after the 54th, and prior to or during the 60th calendar month succeeding the Series 1993-A Closing Date, (K) 9.9%, with respect to any Determination Date occurring after the 60th, and prior to or during the 66th, calendar month succeeding the Series 1993-A Closing Date, or (L) 10.0%, with respect to any Determination Date occurring after the 66th, and prior to or during the 72nd, calendar month succeeding the Series 1993-A Closing Date; or

                     (iv) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.25%, with respect to any Determination Date occurring prior to or during the sixth calendar month succeeding the Series 1993-A Closing Date,
                            (B) 2.0%, with respect to any
                            Determination Date occurring after the
                            sixth, and prior to or during the 12th,
                            calendar month succeeding the Series
                            1993-A Closing Date, (C) 2.75%, with
                            respect to any Determination Date
                            occurring after the 12th, and prior to or during the 18th, calendar month succeeding the Series 1993-A Closing Date, (D) 3.0%, with respect to any Determination Date occurring after the 18th, and prior to or during the 24th, calendar month succeeding the Series 1993-A Closing Date, (E) 3.25%, with respect to any Determination Date occurring after the 24th, and prior to or during the 30th, calendar month succeeding the Series 1993-A Closing Date, (F) 3.5%, with respect to any Determination Date occurring after the 30th, and prior to or during the 36th, calendar month succeeding the Series 1993-A Closing Date, (G) 3.6%, with respect to any Determination Date occurring after the 36th, and prior to or during the 42nd, calendar month succeeding the Series 1993-A Closing Date, (H) 3.7%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 48th, calendar month succeeding the Series 1993-A Closing Date, (I) 3.8%, with respect to any Determination Date occurring after the 48th, and prior to or during the 54th, calendar month succeeding the Series 1993-A Closing Date, (J) 3.9%, with respect to any Determination Date occurring after the 54th, and prior to or during the 60th, calendar month succeeding the Series 1993-A Closing Date, (K) 3.95%, with respect to any Determination Date occurring after the 60th, and prior to or during the 66th, calendar month succeeding the Series 1993-A Closing Date, or (L)
                            4.0%, with respect to any Determination
                            Date occurring after the 66th, and prior to or during the 72nd, calendar month succeeding the Series 1993-A Closing Date.

              (B) The amount specified with respect to such Series in the last sentence of Section 2.09(f) hereof is positive on such Determination Date, and such amount has not been deposited in the related Tag Account on such Determination Date.

              "TRUST" means a trust formed pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as the case may be.

              "TRUST PROPERTY," with respect to any Series (other than the Warehousing Series), has the meaning specified in the related Pooling and Servicing Agreement or Trust Agreement, as the case may be, and with respect to the Warehousing Series, means the Seller Conveyed Property (as defined in the Warehousing Series Sale and Servicing Agreement).

              "TRUSTEE" means (A) with respect to any Series created pursuant to a Pooling and Servicing Agreement, the Trustee named in such Pooling and Servicing Agreement, or (B) with respect to any Series issued pursuant to an Indenture, the Trustee named in such Indenture in its capacity as agent for the Noteholders and, if applicable, the Certificateholders.

              "TRUSTEE SECURED OBLIGATIONS" means, with respect to a Series, all amounts and obligations which Arcadia Financial or the Seller may at any time owe or be required to perform to or on behalf of (i) the Trustee, the Trust or the Certificateholders under the Pooling and Servicing Agreement with respect to such Series, (ii) the Trustee, the Owner Trustee, the Trust, the Certificateholders or the Noteholders under the Trust Agreement, the Sale and Servicing Agreement or the Indenture with respect to such Series or (iii) the Trustee and the Noteholders under the Indenture with respect to the Warehousing Series.

              "TRUSTEE TERMINATION DATE" means, with respect to any Series, the date which is the later of (i) the date on which the Trustee shall have received, as Trustee for the holders of the Certificates of such Series, or as Indenture Trustee on behalf of (and as agent for) the Noteholders and/or Certificateholders of such Series, payment and performance in full of all Trustee Secured Obligations arising out of or relating to such Series or (ii) except with respect to the Warehousing Series, the date on which all payments in respect of the Certificates shall have been made and the related Trust shall have been terminated pursuant to the terms of the related Pooling and Servicing Agreement or Trust Agreement.

              "UNDERWRITING AGREEMENT" means, with respect to any Series (other than the Warehousing Series), the Underwriting Agreement among Arcadia Financial, the Seller and the Underwriters named therein.

              "UNIFORM COMMERCIAL CODE" or "UCC" means the Uniform Commercial Code in effect in the relevant jurisdiction, as the same may be amended from time to time.

              "WAREHOUSING SERIES" means all notes issued by the Issuer.

              Section 1.02. RULES OF INTERPRETATION. The terms "hereof," "herein" or "hereunder, " unless otherwise modified by more specific reference, shall refer to this Agreement in its entirety. Unless otherwise indicated in context, the terms "Article," "Section," "Appendix," "Exhibit" or "Annex" shall refer to an Article or Section of, or Appendix, Exhibit or Annex to, this agreement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term. A term defined herein and used herein preceded by a Series designation, shall mean such term as it relates to the Series designated.

                                     ARTICLE II

             CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL

              Section 2.01. SERIES 1993-A CREDIT ENHANCEMENT FEE. The Series 1993-A Pooling and Servicing Agreement provides for the payment to the Seller of a Series 1993-A Credit Enhancement Fee, to be paid to the Seller by distribution of such amounts to the Collateral Agent for deposit and distribution pursuant to this Agreement. The Seller and Arcadia Financial hereby agree that payment of the Series 1993-A Credit Enhancement Fee in the manner and subject to the conditions set forth herein and in the Series 1993-A Pooling and Servicing Agreement is adequate consideration and the exclusive consideration to be received by the Seller or Arcadia Financial for the obligations of the Seller pursuant hereto and the obligations of Arcadia Financial pursuant hereto (including, without limitation, the transfer by the Seller to the Collateral Agent of the Initial Spread Account Deposit) and pursuant to the Series 1993-A Insurance Agreement. The Seller and Arcadia Financial hereby agree with the Trustee and with Financial Security that payment of the Series 1993-A Credit Enhancement Fee to the seller is expressly conditioned on subordination of the Series 1993-A Credit Enhancement Fee to payments on the Certificates of any Series, payments on the Notes of any Series, payments of amounts due to Financial Security and the other obligations of the Trusts, in each case to the extent provided in
Section 4.6 of the Standard Terms and Conditions and Section 3.03 hereof; and the Security Interest of the Secured Parties in the Series 1993-A Collateral is intended to effect and enforce such subordination and to provide security for the Series 1993-A Secured Obligations and the Secured Obligations with respect to each other Series.

              Section 2.02. SERIES SUPPLEMENTS. The parties hereto intend to enter into a Series Supplement hereto with respect to any Series other than the Series 1993-A Certificates. The parties will enter into a Series Supplement only if the following conditions shall have been satisfied:

              (i) The Seller shall have sold or will sell Receivables to a Trust or to a corporation pursuant to (A) a Pooling and Servicing Agreement under which the Trustee shall act as Trustee, (B) a sale and Servicing Agreement in form and substance satisfactory to Financial Security, with respect to which the Trustee shall act as Indenture Trustee, and which sale and Servicing Agreement may provide for the sale of Subsequent Receivables to the related Trust or (C) a Warehousing Series Sale and Servicing Agreement in form and substance satisfactory to Financial Security, with respect to which the Trustee shall act as Indenture Trustee with respect to the related Notes;

              (ii) Financial Security shall have issued (A) one or more Policies in respect of the Guaranteed Distributions on Certificates issued pursuant to the related Pooling and Servicing Agreement or Trust Agreement, and/or (B) one or more Note Policies in respect of the Scheduled Payments on the Notes issued pursuant to the related Indenture; and

              (iii) Pursuant to the related Series Supplement any and all right, title and interest of the Seller, Arcadia Financial or any affiliate of either of them in the Collateral specified herein shall be pledged to the Secured Parties substantially on the terms set forth in
       Section 2.03 hereof.

              Section 2.03. GRANT OF SECURITY INTEREST BY ARCADIA FINANCIAL AND THE SELLER. (a) In order to secure the performance of the Secured Obligations with respect to each Series, the Seller (and Arcadia Financial, to the extent it may have any rights therein) hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties to secure the Secured Obligations with respect to each Series, a lien on and security interest in (which lien and security interest is intended to be prior to all other liens, security interest or other encumbrances), all of its right, title and interest in and to the following (all being collectively referred to herein as the "Series 1993-A Collateral"):

              (i) the Series 1993-A Credit Enhancement Fee and all rights and remedies that the Seller may have to enforce payment of the Series 1993-A Credit Enhancement Fee whether under the Series 1993-A Pooling and Servicing Agreement or otherwise;

              (ii)   the Series 1993-A Spread Account established pursuant to
       Section 3.01 hereof, and each other account owned by the Seller and maintained by the Collateral Agent (including, without limitation, all monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

              (iii) all of the Seller's right, title and interest in and to investments made with proceeds of the property described in clauses (i) and (ii) above, or made with amounts on deposit in the Series 1993-A Spread Account; and

              (iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

              (b) In order to effectuate the provisions and purposes of this Agreement, including for the purpose of perfecting the security interests granted hereunder, the Seller represents and warrants that it has, prior to the execution of this Agreement, executed and filed an appropriate Uniform Commercial Code financing statement in Minnesota sufficient to assure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all Series 1993-A Collateral which can be perfected by the filing of a financing statement.

              Section 2.04. PRIORITY. The Seller (and Arcadia Financial, to the extent it may have any rights in the Collateral) intends the security interests in favor of the Secured Parties to be prior to all other Liens in respect of the Collateral, and Arcadia Financial and the Seller shall take all actions necessary to obtain and maintain, in favor of the Collateral Agent, for the benefit of the Secured Parties, a first lien on and a first priority, perfected security interest in the Collateral. Subject to the provisions hereof specifying the rights and powers of the Controlling Party from time to time to control certain specified matters relating to the Collateral, each Secured Party shall have all of the rights, remedies and recourse with respect to the Collateral afforded a secured party under the Uniform Commercial Code of the State of New York and all other applicable law in addition to, and not in limitation of, the other rights, remedies and recourse granted to such Secured Parties by this Agreement or any other law relating to the creation and perfection of liens on, and security interests in, the Collateral.

              Section 2.05. SELLER AND ARCADIA FINANCIAL REMAIN LIABLE The Security Interests are granted as security only and shall not (i) transfer or in any way affect or modify, or relieve either the Seller or Arcadia Financial from, any obligation to perform or satisfy, any term, covenant, condition or agreement to be performed or satisfied by the Seller or Arcadia Financial under or in connection with this Agreement, the Insurance Agreement or any other Transaction Document to which it is a party or (ii) impose any obligation on any of the Secured Parties or the Collateral Agent to perform or observe any such term, covenant, condition or agreement or impose any liability on any of the Secured Parties or the Collateral Agent for any act or omission on its part relative thereto or for any breach of any representation or warranty on its part contained therein or made in connection therewith, except, in each case, to the extent provided herein and in the other transaction documents.

              Section 2.06. MAINTENANCE OF COLLATERAL.

              (a) SAFEKEEPING. The Collateral Agent agrees to maintain the Collateral received by it (or evidence thereof, in the case of book-entry securities in the name of the Collateral Agent) and all records and documents relating thereto at the office of the Collateral Agent specified in Section
8.06 hereof or such other address within the State of Minnesota (unless all filings have been made to continue the perfection of the security interest in the Collateral to the extent such security interest can be perfected by filing a financing statement, as evidenced by an Opinion of Counsel delivered to the Controlling Party), as may be approved by the Controlling Party. The Collateral Agent shall keep all Collateral and related documentation in its possession separate and apart from all other property that it is holding in its possession and from its own general assets and shall maintain accurate records pertaining to the Eligible Investments and Spread Accounts included in the Collateral in such a manner as shall enable the Collateral Agent and the Secured Parties to verify the accuracy of such record-keeping. The Collateral Agent's books and records shall at all times show that the Collateral is held by the Collateral Agent as agent of the Secured Parties and is not the property of the Collateral Agent. The Collateral Agent will promptly report to each Secured Party and the Seller any failure on its part to hold the Collateral as provided in this Section 2.06(a) and will promptly take appropriate action to remedy any such failure.

              (b) ACCESS. The Collateral Agent shall permit each of the Secured Parties, or their respective duly authorized representatives, attorneys, auditors or designees, to inspect the Collateral in the possession of or otherwise under the control of the Collateral Agent pursuant hereto at such reasonable times during normal business hours as any such Secured Party may reasonably request upon not less than one Business Day's prior written notice.

           Section 2.07. TERMINATION AND RELEASE OF RIGHTS.

          (a) On the Insurer Termination Date relating to a Series, the rights, remedies, powers, duties, authority and obligations conferred upon Financial Security pursuant to this Agreement in respect of the Collateral related to such Series shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of Financial Security with respect to such Collateral shall be automatically released; PROVIDED that any indemnity provided to or by Financial Security herein shall survive such Insurer Termination Date. If Financial Security is acting as Controlling Party with respect to a Series on the related Insurer Termination Date, Financial Security agrees, at the expense of the Seller, to execute and deliver such instruments as the successor Controlling Party may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on Financial Security and any Person claiming by, through or under Financial Security.

          (b) On the Trustee Termination Date related to a Series, the rights, remedies, powers, duties, authority and obligations, if any, conferred upon the Trustee pursuant to this Agreement in respect of the Collateral related to such Series shall terminate and be of no further force and effect and all such rights, remedies, powers, duties, authority and obligations of the Trustee with respect to such Collateral shall be automatically released; PROVIDED that any indemnity provided to the Trustee herein shall survive such Trustee Termination Date. If the Trustee is acting as Controlling Party with respect to a Series on the related Trustee Termination Date, the Trustee agrees, at the expense of the Seller, to execute and deliver such instruments as the Seller may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Trustee.

           (c) On the Final Termination Date with respect to a Series, the rights, remedies, powers, duties, authority and obligations conferred upon the Collateral Agent and each Secured Party pursuant to this Agreement with respect to such Series shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Collateral Agent and each Secured Party with respect to the Collateral related to such Series shall be automatically released. On the Final Termination Date with respect to a Series, the Collateral Agent agrees, and each Secured Party agrees, at the expense of the Seller, to execute such instruments of release, in recordable form if necessary, in favor of the Seller as the Seller may reasonably request, to deliver any Collateral in its possession to the Seller, and to otherwise release the lien of this Agreement and release and deliver to the Seller the Collateral related to such Series.

           Section 2.08. NON-RECOURSE OBLIGATIONS OF SELLER. Notwithstanding anything herein or in the other Transaction Documents to the contrary, the parties hereto agree that the obligations of the Seller hereunder (without limiting the obligation to apply distributions of the respective Credit Enhancement Fees in accordance with section 3.03(b)) shall be recourse only to the extent of amounts released to the seller pursuant to priority EIGHTH of Section 3.03(b) and retained by the Seller in accordance with the next sentence. The Seller agrees that it shall not declare or make payment of (i) any dividend or other distribution on or in respect of any shares of its capital stock or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (x) any shares of its capital stock or (y) any option, warrant or other right to acquire shares of its capital stock, or (iii) any payment of any loan made by Arcadia Financial to the Seller, or of any deferred portion of the purchase price payable by the Seller to Arcadia Financial with respect to any Receivable unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by seller under any Transaction Document is then due and owing but unpaid. Nothing contained herein shall be deemed to limit the rights of the Certificateholders (or Certificate Owners) or Noteholders (or Note Owners) under any other Transaction Document.

              Section 2.09. PROGRAM SPREAD ACCOUNT AND TAG ACCOUNTS. (a) On or prior to the date of any transfer of cash by the Seller pursuant to
Section 2.09(b)(i), the Collateral Agent at the direction of the Seller shall establish at an institution at which one or more Spread Accounts established hereunder are then maintained an Eligible Account, designated "Program Spread Account--Norwest Bank Minnesota, National Association" (the "Program Spread Account"). The Program Spread Account shall continuously be maintained at an institution at which one or more Spread Accounts are established hereunder.

              (b) The Collateral Agent shall hold, for the benefit of the Seller, the following property in the Program Spread Account:

              (i) all cash amounts from time to time on deposit in the Program Spread Account which at the Seller's election it has delivered to the Collateral Agent from (x) the proceeds of the sale of securities of a Series or (y) amounts released to the Seller from the Lien of this Agreement; and

              (ii) investments made with the proceeds of the property described in clause (i) above, or made with amounts on deposit in the Program Spread Account.

              Notwithstanding anything herein or in any Series Supplement to the contrary, the property held by the Collateral Agent under this Section 2.09(b) shall not constitute Collateral hereunder.

              (c) With respect to each Series for which the Seller has made an election pursuant to Section 2.09(f) in connection with such Series, on or prior to the date of any transfer of cash from the Program Spread Account in connection with such election, the Collateral Agent at the direction of the Seller shall establish at the same institution at which the related Spread Account established hereunder is then maintained an Eligible Account, designated "Tag Account Series [series designation] - Norwest Bank

Minnesota, National Association, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (each such account, a "Tag Account"). Each Tag Account shall continue to be maintained at the same institution as the related Spread Account established hereunder.

              (d) In order to secure the performance of the Secured Obligations with respect to each Series, the Seller hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a lien on and a security interest on (which lien and security interest is intended to be prior to all other liens, security interests and other encumbrances), all of its right, title and interest in and to the following:

              (i) each Tag Account established pursuant to Section 2.09(c) hereof, (including, without limitation, all monies, checks, securities, investments and other documents held in or evidencing any such accounts);

              (ii) all of the Seller's right, title and interest in and to investments made with proceeds of the property described in clause (i) above; and

              (iii) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

              In order to effectuate the provisions and purposes of this Agreement, including for the purpose of perfecting the security interests granted hereunder, the Seller represents and warrants that it shall, prior to the deposit of amounts in any Tag Account, execute and file an appropriate Uniform Commercial Code financing statement in Minnesota sufficient to assure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest on the Collateral pledged or to be pledged pursuant to Section 2.09(d) which can be perfected by the filing of a financing statement.

              (e) The Program Spread Account and each Tag Account shall be separate from each respective Trust or Issuer and amounts on deposit therein will not constitute a part of the Trust Property of any Trust or the assets of any Issuer. Except as specifically provided herein, the Program Spread Account and each Tag Account shall be maintained by the Collateral Agent at all times separate and apart from any other account of the Seller, Arcadia Financial, the Servicer, the Trust or the Issuer. All income or loss on investments of funds in the Program Spread Account and any Tag Account shall be reported by the Seller as taxable income or loss of the Seller.

              (f) Upon the occurrence of an event specified in clause (A) of the definition of Trigger Event with respect to a Series and until such event is Deemed Cured, at the election of the Seller amounts on deposit in the Program Spread Account may be withdrawn on the related Determination Date by the Collateral Agent from the Program Spread Account and irrevocably deposited into one or more Tag Accounts for each Series with respect to which an event specified in such clause (A) shall have occurred (and which event is not Deemed Cured) and with respect to which the Seller has made such election. In the event of such election, the Collateral Agent shall deposit from the Program Spread Account into the related Tag Account, on such related Determination Date, an amount equal to the excess, if any, of amounts on deposit in the Spread Account (excluding from the calculation of the amount on deposit in such Spread Account any amount in any related Tag Account, and taking into account any deposits thereto to be made pursuant to the first paragraph of Section 3.03(b) and taking into account any withdrawals therefrom to be made pursuant to priority FIRST of Section 3.03(b) on the related Distribution Date, but not taking into account any other changes in the amount on deposit in such account pursuant to Section 3.03(b)) over the amount specified in clause (i) of the definition of Spread Account Maximum Amount with respect to such Series (taking into account the decline in the related Series Balance to be effected on the related Distribution Date).

              (g) Amounts on deposit in the Program Spread Account shall be released from such account at any time upon the request of the Seller. Funds in the Program Spread Account shall not be commingled with funds in any Spread Account, any Tag Account or with any other moneys. Amounts on deposit in a Spread Account and released from the Lien of this Agreement pursuant to
Section 3.03(b) shall, at the direction of the Seller, be deposited into either the Program Spread Account or the related Tag Account.

              (h) Upon deposit pursuant to Section 2.09(f) of amounts into a Tag Account for a Series such amounts shall be treated fungibly with all amounts on deposit in the Spread Account with respect to the same Series, except that, amounts deposited into a Spread Account pursuant to Section 3.03(b) shall be deemed to be deposited into the Spread Account, and amounts withdrawn from a Spread Account pursuant to Section 3.03(b) shall be withdrawn first from the related Tag Account and second from the Spread Account. Except as otherwise explicitly specified, all references herein to a Series Spread Account hereunder shall be deemed to include reference to any Tag Account created with respect to such Series, and all references herein to amounts on deposit in a Series Spread Account shall be deemed to include reference to amounts on deposit in the related Tag Account, if any, created with respect to such Series.

                                    ARTICLE III

                                  SPREAD ACCOUNTS

              Section 3.01. ESTABLISHMENT OF SPREAD ACCOUNTS; INITIAL DEPOSITS
                            INTO SPREAD ACCOUNTS.

              (a) On or prior to the Closing Date relating to a Series, the Collateral Agent shall establish with respect to such Series, at its office or at another depository institution or trust company an Eligible Account, designated, "Spread Account--Series [insert Series designation] --Norwest Bank Minnesota, National Association, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (the

"Spread Account"). The Spread Accounts established under this Agreement may be maintained at one or more depository institutions (which depository institutions may be changed from time to time in accordance with this Agreement). If any Spread Account established with respect to a Series ceases to be an Eligible Account, the Collateral Agent shall, within five Business Days, establish a new Eligible Account for such Series.

              (b) No withdrawals may be made of funds in any Spread Account except as provided in Section 3.03 of this Agreement and in the Warehousing Series Supplement. Except as specifically provided in this Agreement, funds in a Spread Account established with respect to a Series shall not be commingled with funds in a Spread Account established with respect to another Series or with any other moneys. All moneys deposited from time to time in such Spread Account and all investments made with such moneys shall be held by the Collateral Agent as part of the Collateral with respect to such Series.

              (c) On the Closing Date with respect to a Series (other than the Warehousing Series), the Collateral Agent shall deposit the Initial Spread Account Deposit with respect to such Series, if any, received from the Seller into the related Spread Account. On each Subsequent Transfer Date (if any) with respect to a Series (other than the Warehousing Series), the Collateral Agent shall deposit the Spread Account Additional Deposit delivered by the related Trust on behalf of the Seller into the related Spread Account.

              (d) Each Spread Account shall be separate from each respective Trust and amounts on deposit therein will not constitute a part of the Trust Property of any Trust. Except as specifically provided herein, each Spread Account shall be maintained by the Collateral Agent at all times separate and apart from any other account of the Seller, Arcadia Financial, the Servicer or the Trust or the Issuer, as the case may be. All income or loss on investments of funds in any Spread Account shall be reported by the Seller as taxable income or loss of the Seller.

              Section 3.02. INVESTMENTS.

              (a) Funds which may at any time be held in the Spread Account established with respect to a Series or in the Program Spread Account shall be invested and reinvested by the Collateral Agent, at the written direction (which may include, subject to the provisions hereof, general standing instructions) of the Seller (unless a Default shall have occurred and be continuing, in which case at the written direction of the Controlling Party) or its designee received by the Collateral Agent by 1:00 P.M. New York City time on the Business Day prior to the date on which such investment shall be made, in one or more Eligible Investments in the manner specified in
Section 3.02(c). If no written direction with respect to any portion of such Spread Account or the Program Spread Account is received by the Collateral Agent, the Collateral Agent shall invest such funds overnight in such Eligible Investments as the Collateral Agent may select, provided that the Collateral Agent shall not be liable for any loss or absence of income resulting from such investments.

              (b) Each investment made pursuant to this Section 3.02 on any date shall mature not later than the Business Day immediately preceding the Distribution Date next succeeding the day such investment is made, except that any investment made on the day preceding a Distribution Date shall mature on such Distribution Date; PROVIDED that any investment of funds in any Account maintained with the Collateral Agent in any investment as to which the Collateral Agent is the obligor, if otherwise qualified as an Eligible Investment (including any repurchase agreement on which the Collateral Agent in its commercial capacity is liable as principal), may mature on the Distribution Date next succeeding the date of such investment.

              (c) Subject to the other provisions hereof, the Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent in a manner which complies with Section 2.06 and this subsection.

              (d) If amounts on deposit in any Spread Account are at any time invested in an Eligible Investment payable on demand, the Collateral Agent shall (i) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment is permitted to mature under the provisions hereof and (ii) demand payment of all amounts due thereunder promptly upon receipt of written notice from the Controlling Party to the effect that such investment does not constitute an Eligible Investment.

              (e) All moneys on deposit in a Spread Account together with any deposits or securities in which such moneys may be invested or reinvested, and any gains from such investments, shall constitute Collateral hereunder with respect to the related Series, subject to the Security Interests of the Secured Parties.

              (f) Subject to Section 4.03 hereof, the Collateral Agent shall not be liable by reason of any insufficiency in any Spread Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Collateral Agent's failure to make payments on Eligible Investments as to which the Collateral Agent, in its commercial capacity, is obligated.

              (g) With respect to Spread Account Eligible Investments, the Collateral Agent agrees that:

                     (1) any Spread Account Eligible Investment that is a bankers acceptance or is commercial paper, negotiable certificates of deposit or another obligation that constitutes "instruments" within the meaning of Section 9-105(1)(i) of the UCC or that is a "certificated security" as defined in Section 8-102 of the UCC shall be delivered to the Collateral Agent in accordance with paragraph (a) or (b), as applicable, of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or its securities intermediary as described in such paragraphs (a) and (b);

                     (2) any Spread Account Eligible Investment that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (c), as applicable, of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Spread Account Eligible Investment as described in such paragraph; and

                     (3) any Eligible Investment that is an uncertificated security as defined in Section 8-102(1)(b) of the UCC and that is not governed by clause (2) above shall be delivered to the Collateral Agent in accordance with paragraph (d) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration of the Collateral Agent's (or its nominee's) ownership of such security.

              Section 3.03. DISTRIBUTIONS: PRIORITY OF PAYMENTS.

              (a) On or before each Deficiency Claim Date, the Collateral Agent will make the following calculations on the basis of information (including, without limitation, the amount of any Collection Account Shortfall with respect to any Series) received pursuant to (x) Section 3.9 of the Standard Terms and Conditions, Section 5.03 of the Pooling and Servicing Agreements, or (y) Section 3.9 of the Sale and Servicing Agreements, or (z)
Section 3.11 of the Servicing Agreement, as applicable, with respect to each Series; provided, however, that if the Collateral Agent receives notice from Financial Security of the occurrence of an Insurance Agreement Event of Default with respect to any Series, or of the occurrence of a Capture Event, such notice shall be determinative for the purposes of determining the Spread Account Default Level and Spread Account Maximum Amount for such Series:

              FIRST, determine the amounts to be on deposit in the respective Spread Accounts (taking into account amounts in respect of the respective Credit Enhancement Fees to be deposited into the related Spread Accounts) on the next succeeding Distribution Date which will be available to satisfy any Collection Account Shortfall and any Warehousing Shortfall;

              SECOND, determine (i) the amounts, if any, to be distributed from each Spread Account related to each Series with respect to which there exists a Collection Account Shortfall and (ii) whether, following distribution from the related Spread Accounts to the respective Trustees for deposit into the respective Collection Accounts with respect to which there exist Collection Account Shortfalls, a Collection Account Shortfall will continue to exist with respect to one or more Series;

              THIRD, (i) if a Collection Account Shortfall will continue to exist with respect to one or more Series following the distributions from the related Spread Accounts contemplated by paragraph SECOND above, determine the amount, if any, to be distributed to the Trustee with respect to each Series from unrelated Spread Accounts in respect of such Collection Account Shortfall(s). This determination shall be made as follows: (i) of the aggregate of the amounts to be on deposit in the respective Spread Accounts for such Distribution Date (as determined pursuant to paragraph FIRST above, after making the withdrawals pursuant to paragraph SECOND above), up to the aggregate of the Collection Account Shortfalls for such Distribution Date, (ii) drawn from each Spread Account PRO RATA in accordance with amounts on deposit therein, and (iii) distributed to the respective Trustees in the following order of priority and PRO RATA within each priority (1) in the same priority as amounts are to be distributed pursuant to Section 4.6 of the Standard Terms and Conditions included in the respective Pooling and Servicing Agreements and pursuant to Section 4.6 of the respective Sale and Servicing Agreements, and pursuant to Section 3.6(a) or 3.6(b) of the Servicing Agreement, as applicable, so that any shortfalls with respect to priority
       (i) of each such Section are to be covered first, any shortfalls with respect to priority (ii) of each such Section are to be covered second, and so forth, until priority (v) of such Section, so that priority (v) of
       Section 4.6 of the Standard Terms and Conditions and of the Sale and Servicing Agreement and priority (v) of Section 3.6(a) or priority (v) of
       Section 3.6(b) of the Servicing Agreement are to be covered fifth, (2) if
       Section 4.6 of one or more Sale and Servicing Agreements provides for distribution in respect of interest or principal on Notes or Certificates with priorities numerically greater than (v), in the same priority as amounts are to be distributed pursuant to each such Section 4.6, so that any shortfalls with respect to priority (vi) of each such Section 4.6 are covered first, and so forth through all priorities relating to interest or principal on Notes or Certificates and (3) amounts to be distributed to the Security Insurer;

              On such Deficiency Claim Date, the Collateral Agent shall deliver a certificate to each Trustee in respect of which the Collateral Agent has received notice pursuant to (i) Section 3.9 of the Standard Terms and Conditions of a Collection Account Shortfall or (ii) Section 3.9 of the Sale and Servicing Agreement of a Collection Account Shortfall or (iii)
Section 3.11 of the Servicing Agreement of a Collection Account Shortfall or Warehousing Shortfall stating the amount (which, in the case of (i) and (ii) above, shall be the sum of the amount, if any, to be withdrawn from the related Spread Account, as calculated pursuant to paragraph SECOND of this
Section 3.03(a), plus, the amount, if any, to be withdrawn from unrelated Spread Accounts, as calculated pursuant to paragraph THIRD of this Section 3.03(a), and which, in the case of a Collection Account Shortfall or Warehousing Shortfall referred to in clause (iii) shall be the respective amounts, if any, withdrawn from unrelated Spread Accounts, as calculated pursuant to paragraph THIRD of this Section 3.03(a) or calculated to be available pursuant to priority SEVENTH of Section 3.03(b)), if any, to be distributed to such

Trustee on the next Distribution Date in respect of such Collection Account Shortfall or Warehousing Shortfall, as the case may be.

              (b) On each Distribution Date, following delivery by the Trustee of the respective Credit Enhancement Fees for deposit into the respective Spread Accounts pursuant to Section 4.6 of the Standard Terms and Conditions included in the respective Pooling and Servicing Agreements or
Section 4.6 of the respective Sale and Servicing Agreements, or the amount deposited into the Spread Account for the Warehousing Series pursuant to
Section 4.6 or Section 4.10 of the Warehousing Series Sale and Servicing Agreement, as applicable, and upon receipt of a Deficiency Notice with respect to one or more such Series, or with respect to priorities FIFTH and SIXTH to the extent the amounts referred to therein are due and owing, the Collateral Agent shall make the following distributions in the following order of priority. References herein to a Spread Account shall include references to the related Tag Account and such amounts shall be treated fungibly, except that amounts deposited into a Spread Account pursuant to
Section 3.03(b) shall be deemed to be deposited into a Spread Account, and amounts withdrawn from a Spread Account pursuant to Section 3.03(b) shall be withdrawn first from the related Tag Account and second from the Spread Account.

              FIRST, if with respect to any Series there exists a Collection Account Shortfall from the Spread Account related to such Series, to the Trustee for deposit in the related Collection Account the amount of such Collection Account Shortfall (subject, in the case of withdrawals from a Spread Account containing Spread Account Recourse Reduction Amounts, to
Section 3.04(e)(i));

              SECOND, if with respect to any Series there exists a Collection Account Shortfall after deposit into the Collection Account of amounts distributed pursuant to priority FIRST, from each Spread Account, PRO RATA in accordance with amounts on deposit therein (but in no event shall a withdrawal from a Spread Account pursuant to this priority SECOND cause the cash amount on deposit in such Spread Account to be below the Spread Account Withdrawal Floor for such Spread Account if a Spread Account Withdrawal Floor is specified in the Series Supplement establishing such Spread Account PROVIDED, that such limitation shall not apply with respect to any Spread Account related to a Series for which the Final Termination Date shall have occurred), an amount up to the aggregate of the Collection Account Shortfalls for all Series, to the respective Trustees in accordance with the Payment Priorities for deposit in the respective Collection Accounts with respect to which there exist Collection Account Shortfalls, (subject, in the case of withdrawals from a Spread Account containing Spread Account Recourse Reduction Amounts, to Section 3.04(e));

              THIRD, if with respect to one or more Series (excluding the Warehousing Series) there exists a Spread Account Shortfall, from amounts, if any, on deposit in each Spread Account (excluding the Warehousing Series) in excess of the related Spread Account Maximum Amount (after making any withdrawals therefrom required by priority FIRST or SECOND of this Section 3.03(b) and only from cash amounts and not from amounts representing a Spread Account Recourse Reduction Amount), an amount in the aggregate up to the aggregate of the Spread Account Shortfalls for all Series for deposit into each Spread Account PRO RATA in accordance with their respective Spread Account Shortfalls;

              FOURTH, if with respect to one or more Series, amounts have been withdrawn from the related Spread Account pursuant to priority FIRST or SECOND of this Section 3.03(b) on such Distribution Date and/or on prior Distribution Dates and such amounts have not been redeposited in full into such Spread Account pursuant to this priority FOURTH (such amounts in the aggregate for a Series "Unreimbursed Amounts"), from amounts, if any, on deposit in each Spread Account in excess of the related Spread Account Maximum Amount (after making any withdrawals therefrom required by priority FIRST, SECOND or THIRD of this Section 3.03(b) and only from cash amounts and not from amounts representing a Spread Account Recourse Reduction Amount), an amount up to the aggregate of the Unreimbursed Amounts for all such Series for deposit into each Spread Account with respect to which there exist Unreimbursed Amounts PRO RATA in accordance with the excess of the Spread Account Maximum Amount of each such Spread Account over the amount on deposit in such Spread Account;

              FIFTH, if any amounts are owed to a successor Servicer pursuant to Section 9.3(c) of the Standard Terms and Conditions included in a Pooling and Servicing Agreement or Section 8.3(c) of a Sale and Servicing Agreement and such amounts are not payable pursuant to Section 4.6(a)(i) of the Standard Terms and Conditions included in such Pooling and Servicing Agreement or Section 4.6(i) of such Sale and Servicing Agreement, as applicable, from amounts on deposit in the related Spread Account (but only from cash amounts and not from amounts representing a Spread Account Recourse Reduction Amount), an amount up to the amount so owed, to such Servicer;

              SIXTH, if any amounts are owed by Arcadia Financial or the Seller to a Trustee, Indenture Trustee, Owner Trustee, Lockbox Bank, Custodian, Backup Servicer, Administrator, Collateral Agent, the Indenture Collateral Agent or other service provider to either the Trust or the Issuer for expenses that have not been reimbursed by Arcadia Financial or the Seller, from amounts on deposit in the related Spread Account (but only from cash amounts and not from amounts representing a Spread Account Recourse Reduction Amount), an amount up to the amount so owed, to such Person;

              SEVENTH, if with respect to the Warehousing Series there exists a Warehousing Shortfall, from the aggregate of all amounts on deposit in the Warehousing Series Spread Account and from the aggregate of all amounts in unrelated Spread Accounts in excess of the related Spread Account Maximum Amount (except that such limitation shall not exist with respect to a Spread Account Maximum Amount which is unlimited), an amount up to the amount of such Warehousing Shortfall (to the extent not distributed on such Distribution Date pursuant to a prior priority of this Section 3.03(b) and only from cash amounts and not from amounts representing a Spread Account Recourse Reduction Amount), to the Trustee for the Warehousing Series for deposit in the Warehousing Series Collection Account; and

              EIGHTH, to the extent there are any funds in a Spread Account in excess of the applicable Spread Account Maximum Amount and any funds in a Spread Account with respect to a Series for which the Final Termination Date shall have occurred, such amount shall be distributed in the following order of priority: FIRST, for deposit into each Spread Account containing Spread Account Recourse Reduction Amounts, an amount up to the related Spread Account Recourse Maximum Adjustment Amount, if any, PRO RATA on the basis of the respective Spread Account Recourse Reduction Amounts, and SECOND, any remaining funds to the Seller.

              Section 3.04. GENERAL PROVISIONS REGARDING SPREAD ACCOUNTS.

              (a) Promptly upon the establishment (initially or upon any relocation) of a Spread Account hereunder, the Collateral Agent shall advise the Seller and each Secured Party in writing of the name and address of the depository institution or trust company where such Spread Account has been established (if not Norwest Bank Minnesota, National Association or any successor Collateral Agent in its commercial banking capacity), the name of the officer of the depository institution who is responsible for overseeing such Spread Account, the account number and the individuals whose names appear on the signature cards for such Spread Account. The Seller shall cause each such depository institution or trust company to execute a written agreement, in form and substance satisfactory to the Controlling Party, waiving, and the Collateral Agent by its execution of this Agreement hereby waives (except to the extent expressly provided herein), in each case to the extent permitted under applicable law, (i) any banker's or other statutory or similar Lien, and (ii) any right of set-off or other similar right under applicable law with respect to such Spread Account and any other Spread Account and agreeing, and the Collateral Agent by its execution of this Agreement hereby agrees, to notify the Seller, the Collateral Agent, and each Secured Party of any charge or claim against or with respect to such Spread Account. The Collateral Agent shall give the Seller and each Secured Party at least ten Business Days' prior written notice of any change in the location of such Spread Account or in any related account information. If the Collateral Agent changes the location of any Spread Account, it shall change the location of the other Spread Accounts, so that all Spread Accounts shall at all times be located at the same depository institution. Anything herein to the contrary notwithstanding, unless otherwise consented to by the Controlling Party in writing, the Collateral Agent shall have no right to change the location of any Spread Account.

              (b) Upon the written request of the Controlling Party or the Seller and at the expense of the Seller, the Collateral Agent shall cause, at the expense of the Seller, the depository institution at which any Spread Account is located to forward to the requesting party copies of all monthly account statements for such Spread Account.

              (c) If at any time any Spread Account ceases to be an Eligible Account, the Collateral Agent shall notify the Controlling Party of such fact and shall establish within 5 Business Days of such determination, in accordance with paragraph (a) of this Section, a successor Spread Account thereto, which shall be an Eligible Account, at another depository institution acceptable to the Controlling Party and shall establish successor Spread Accounts with respect to all other Spread Accounts, each of which shall be an Eligible Account at the same depository institution.

              (d) No passbook, certificate of deposit or other similar instrument evidencing a Spread Account shall be issued, and all contracts, receipts and other papers, if any, governing or evidencing a Spread Account shall be held by the Collateral Agent.

              (e) A Spread Account Recourse Reduction Amount with respect to a Spread Account shall be treated fungibly with all other amounts on deposit in such Spread Account, EXCEPT THAT:

              (i) if with respect to any Series, there exists a Collection Account Shortfall and cash amounts available pursuant to priority FIRST of Section 3.03(b) are not sufficient to satisfy such Collection Account Shortfall, the Collateral Agent shall next withdraw cash amounts available pursuant to priority SECOND of Section 3.03(b) up to the amount of any remaining Collection Account Shortfall; if such amounts are not sufficient to satisfy such Collection Account Shortfall, Spread Account Recourse Reduction Amounts, if any, shall be deemed to be made available pursuant to priority FIRST of Section 3.03(b) up to the amount of any remaining Collection Account Shortfalls, and if such amounts are not sufficient to satisfy such Collection Account Shortfall, all other Spread Account Recourse Reduction Amounts, if any, shall be deemed to be made available pursuant to priority SECOND of Section 3.03(b);

              (ii) if amounts are to be made available from two or more Spread Accounts pursuant to priority SECOND of Section 3.03(b), such amounts shall, FIRST, be withdrawn PRO RATA from cash amounts on deposit therein and, if such amounts are exhausted, SECOND, shall be deemed to be made available PRO RATA from Spread Account Recourse Reduction Amounts, if any (after taking into account amounts deemed to be made available from Spread Account Recourse Reduction Amounts pursuant to clause (i) above);

              (iii) if amounts are to be made available from a Spread Account pursuant to priority FIRST or SECOND of Section 3.03(b) and any portion or all of such amounts represent Spread Account Recourse Reduction Amounts, the Collateral Agent shall notify the Trustee with respect to the Series receiving the benefit of such Spread Account Recourse Reduction Amounts of the amount so to be made available which is represented by Spread Account Recourse Reduction Amounts;

              (iv) if amounts are to be made available from a Spread Account pursuant to priority THIRD, FOURTH, FIFTH, SIXTH, SEVENTH or EIGHTH of
       Section 3.03(b), such amounts shall be withdrawn pro rata from cash amounts on deposit therein and not from Spread Account Recourse Reduction Amounts;

              (v) any Spread Account Withdrawal Floor requirement for any Series must be satisfied with cash amounts in the related Spread Account and not with amounts representing a Spread Account Recourse Reduction Amount; and

              (vi) all references to investments in Eligible Investments in this Agreement shall apply only to cash amounts in the respective Spread Accounts and not to amounts representing a Spread Account Recourse Reduction Amount.

              Section 3.05. REPORTS BY THE COLLATERAL AGENT. The Collateral Agent shall report to the Seller, Financial Security, the Trustee and the Servicer on a monthly basis no later than each Distribution Date with respect to the amount on deposit in each Spread Account and the identity of the investments included therein as of the last day of the related Monthly Period, and shall provide accountings of deposits into and withdrawals from the Spread Accounts, and of the investments made therein, to the independent accountants upon their request for purposes of their reports pursuant to
Section 3.11 of the Pooling and Servicing Agreements and Section 3.11 of the Sale and Servicing Agreements.

                                      ARTICLE IV

                                 THE COLLATERAL AGENT

              Section 4.01. APPOINTMENT AND POWERS. Subject to the terms and conditions hereof, each of the Secured Parties hereby appoints Norwest Bank Minnesota, National Association as the Collateral Agent with respect to the Series 1993-A Collateral and the related Collateral subsequently specified in a Series Supplement, and Norwest Bank Minnesota, National Association hereby accepts such appointment and agrees to act as Collateral Agent with respect to the Series 1993-A Collateral, and upon execution of any Series Supplement, shall be deemed to accept such appointment, and agree to act as Collateral Agent with respect to such Collateral, in each case, for the Secured Parties, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Collateral Agent in accordance with the provisions of this Agreement. Each Secured Party hereby authorizes the Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Agreement promptly following receipt of such written instructions; provided that the Collateral Agent shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Agreement, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Collateral Agent has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Collateral Agent of its express duties hereunder, except where this Agreement provides that the Collateral Agent is permitted to act only following and in accordance with such instructions.

              Section 4.02. PERFORMANCE OF DUTIES. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Transaction Documents to which the Collateral Agent is a party or as directed by the Controlling Party in accordance with this Agreement. The Collateral Agent shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party.

              Section 4.03. LIMITATION ON LIABILITY. Neither the Collateral Agent nor any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Collateral Agent shall be liable for its negligence, bad faith or willful misconduct; nor shall the Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Seller or Arcadia Financial of this Agreement or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Agreement, the Collateral Agent shall incur no liability to the Seller, Arcadia Financial or the Secured Parties for any action taken or omitted by the Collateral Agent in connection with the Collateral, except for the negligence or willful misconduct on the part of the Collateral Agent, and, further, shall incur no liability to the Secured Parties except for negligence or willful misconduct in carrying out its duties to the Secured Parties. Subject to Section 4.04, the Collateral Agent shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Collateral Agent shall not be required to make any independent investigation with respect thereto. The Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Transaction Documents. The Collateral Agent may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordane with the written advice of such counsel. The Collateral Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Agreement or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Collateral Agent against the costs, expenses and liabilities which might be incurred by it.

              Section 4.04. RELIANCE UPON DOCUMENTS. In the absence of bad faith or negligence on its part, the Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

              Section 4.05. SUCCESSOR COLLATERAL AGENT.

              (a) MERGER. Any Person into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Secured Parties in the Collateral.

              (b) RESIGNATION. The Collateral Agent and any successor Collateral Agent may resign only (i) upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Collateral Agent, and the Controlling Party does not elect to waive the Collateral Agent's obligation to perform those duties which render it legally unable to act or elect to delegate those duties to another Person, or (ii) with the prior written consent of the Controlling Party. The Collateral Agent shall give not less than 60 days' prior written notice of any such permitted resignation by registered or certified mail to the other Secured Party and the Seller; provided, that such resignation shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in Article II hereof, and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.02. Notwithstanding the preceding sentence, if by the contemplated date of resignation specified in the written notice of resignation delivered as described above no successor Collateral Agent or temporary successor Collateral Agent has been appointed Collateral Agent or becomes the Collateral Agent pursuant to subsection (d) hereof, the resigning Collateral Agent may petition a court of competent jurisdiction in New York, New York for the appointment of a successor.

              (c) REMOVAL. The Collateral Agent may be removed by the Controlling Party at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Collateral Agent, the other Secured Party and the Seller. A temporary successor may be removed at any time to allow a successor Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in Article II hereof and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.02.

              (d) ACCEPTANCE BY SUCCESSOR. The Controlling Party shall have the sole right to appoint each successor Collateral Agent. Every temporary or permanent successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to each Secured Party and the Seller an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Collateral Agent to be held in accordance with the procedures specified in Article II hereof, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Secured Party or the Seller, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Seller or a Secured Party is reasonably required by a successor Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Seller. The designation of any successor Collateral Agent and the instrument or instruments removing any Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Collateral Agent or to protct or continue the perfection of the security interests granted hereunder.

              (e) Any resignation or removal of a Collateral Agent and appointment of a successor Collateral Agent shall be effected with respect to this Agreement and all Series Supplements simultaneously, so that at no time is there more than one Collateral Agent acting hereunder and under all Series Supplements.

              Section 4.06. INDEMNIFICATION. The Seller and Arcadia Financial shall indemnify the Collateral Agent, its directors, officers, employees and agents for, and hold the Collateral Agent, its directors, officers, employees and agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with the Collateral Agent's acting as Collateral Agent hereunder, except such loss, liability or expense as shall result from the negligence, bad faith or willful misconduct of the Collateral Agent or its officers or agents. The obligation of the Seller and Arcadia Financial under this Section shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent. The Collateral Agent covenants and agrees that the obligations of the Seller hereunder and under Section 4.07 shall be limited to the extent provided in Section 2.08, and further covenants not to take any action to enforce its rights to indemnification hereunder with respect to the Seller and to payment under
Section 4.07 except in accordance with the provisions of Section 8.05, or otherwise to assert any Lien or take any other action in respect of the Collateral or the Trust Property of a Series until the applicable Final Termination Date.

              Section 4.07. COMPENSATION AND REIMBURSEMENT. The Seller agrees for the benefit of the Secured Parties and as part of the Secured Obligations
(a) to pay to the Collateral Agent, from time to time, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a collateral trustee); and (b) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accountants and independent counsel), except any expense, disbursement or advances as may be attributable to negligence, bad faith or willful misconduct on the part of the Collateral Agent.

              Section 4.08. REPRESENTATIONS AND WARRANTIES OF THE COLLATERAL AGENT. The Collateral Agent represents and warrants to the Seller and to each Secured Party as follows:

              (a) DUE ORGANIZATION. The Collateral Agent is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

              (b) CORPORATE POWER. The Collateral Agent has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as Collateral Agent hereunder.

              (c) DUE AUTHORIZATION. The execution and delivery by the Collateral Agent of this Agreement and the other Transaction Documents to which it is a party, and the performance by the Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Agreement and such other Transaction Documents.

              (d) VALID AND BINDING AGREEMENT. The Collateral Agent has duly executed and delivered this Agreement and each other Transaction Document to which it is a party, and each of this Agreement and each such other Transaction Document constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and
(ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

              Section 4.09. WAIVER OF SETOFFS. The Collateral Agent hereby expressly waives any and all rights of setoff that the Collateral Agent may otherwise at any time have under applicable law with respect to any Spread Account and agrees that amounts in the Spread Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

              Section 4.10. CONTROL BY THE CONTROLLING PARTY. The Collateral Agent shall comply with notices and instructions given by the Seller only if accompanied by the written consent of the Controlling Party, except that if any Default shall have occurred and be continuing, the Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Seller.


                                     ARTICLE V

                              COVENANTS OF THE SELLER

              Section 5.01. PRESERVATION OF COLLATERAL. Subject to the rights, powers and authorities granted to the Collateral Agent and the Controlling Party in this Agreement, the Seller shall take such action as is necessary and proper with respect to the Collateral in order to preserve and maintain such Collateral and to cause (subject to the rights of the Secured Parties) the Collateral Agent to perform its obligations with respect to such Collateral as provided herein. The Seller will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Controlling Party, to perfect the Security Interests granted hereunder in the Collateral, to ensure that such Security Interests rank prior to all other Liens and to preserve the priority of such Security Interests and the validity and enforceability thereof. Upon any delivery or substitution of Collateral, the Seller shall be obligated to execute such documents and perform such actions as are necessary to create in the Collateral Agent for the benefit of the Secured Parties a valid first Lien on, and valid and perfected, first priority security interest in, the Collateral so delivered and to deliver such Collateral to the Collateral Agent, free and clear of any other Lien, together with satisfactory assurances thereof, and to pay any reasonable costs incurred by any of the Secured Parties or the Collateral Agent (including its agents) or otherwise in connection with such delivery.

              Section 5.02. OPINIONS AS TO COLLATERAL. Not more than 90 days nor less than 30 days prior to (i) each anniversary of the date hereof during the term of this Agreement and (ii) each date on which the Seller proposes to take any action contemplated by Section 5.06, the Seller shall, at its own cost and expense, furnish to each Secured Party and the Collateral Agent an Opinion of Counsel with respect to each Series either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements and other actions as are necessary to perfect, maintain and protect the lien and security interest of the Collateral Agent (and the priority thereof), on behalf of the Secured Parties, with respect to such Collateral against all creditors of and purchasers from the Seller or Arcadia Financial and reciting the details of such action, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest. Such Opinion of Counsel shall further describe each execution and filing of any financing statements and continuation statements and such other actions as will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Collateral Agent, on behalf of the Secured Parties, with respect to such Collateral against all creditors of and purchasers from the Seller or Arcadia Financial for a period, specified in such Opinion, continuing until a date not earlier than eighteen months from the date of such Opinion.

              Section 5.03. NOTICES. In the event that Arcadia Financial or the Seller acquires knowledge of the occurrence and continuance of any Insurance Agreement Event of Default or Servicer Termination Event or of any event of default or like event, howsoever described or called, under any of the Transaction Documents, the Seller shall immediately give notice thereof to the Collateral Agent and each Secured Party.

              Section 5.04. WAIVER OF STAY OR EXTENSION LAWS; MARSHALLING OF ASSETS. The Seller covenants, to the fullest extent permitted by applicable law, that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or any absolute sale of the Collateral or any part thereof, or the possession thereof by any purchaser at any sale under Article VII of this Agreement; and the Seller, to the fullest extent permitted by applicable law, for itself and all who may claim under it, hereby waives the benefit of all such laws, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. The Seller, for itself and all who may claim under it, waives, to the fullest extent permitted by applicable law, all right to have the Collateral marshalled upon any foreclosure or other disposition thereof.

              Section 5.05. NONINTERFERENCE, ETC. The Seller shall not (i) waive or alter any of its rights under the Collateral (or any agreement or instrument relating thereto) without the prior written consent of the Controlling Party; or (ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Collateral, or to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the Seller's right, title or interest in and to the Collateral or the Collateral Agent's lien on, and security interest in, the Collateral for the benefit of the Secured Parties; or (iii) take any action, or fail to take any action, if such action or failure 'to take action will interfere with the enforcement of any rights under the Transaction Documents.

              Section 5.06. SELLER CHANGES.

              (a) CHANGE IN NAME, STRUCTURE, ETC. The Seller shall not change its name, identity or corporate structure unless it shall have given each Secured Party and the Collateral Agent at least 60 days' prior written notice thereof, shall have effected any necessary or appropriate assignments or amendments thereto and filings of financing statements or amendments thereto, and shall have delivered to the Collateral Agent and each Secured Party an Opinion of Counsel of the type described in Section 5.02.

              (b) RELOCATION OF THE SELLER. Neither Arcadia Financial nor the Seller shall change its principal executive office unless it gives each Secured Party and the Collateral Agent at least 90 days' prior written notice of any relocation of its principal executive office. If the Seller relocates its principal executive office or principal place of business from Minnesota, the Seller shall give prior notice thereof to the Controlling Party and the Collateral Agent and shall effect whatever appropriate recordations and filings are necessary and shall provide an Opinion of Counsel to the Controlling Party and the Collateral Agent, to the effect that, upon the recording of any necessary assignments or amendments to previously-recorded assignments and filing of any necessary amendments to the previously filed financing or continuation statements or upon the filing of one or more specified new financing statements, and the taking of such other actions as may be specified in such opinion, the security interests in the Collateral shall remain, after such relocation, valid and perfected.


                                     ARTICLE VI

                    CONTROLLING PARTY; INTERCREDITOR PROVISIONS

              Section 6.01. APPOINTMENT OF CONTROLLING PARTY. From and after the Closing Date of a Series until the Insurer Termination Date related to such Series, Financial Security shall be the Controlling Party with respect to such Series and shall be entitled to exercise all the rights given the Controlling Party hereunder with respect to such Series. From and after the Insurer Termination Date related to such Series until the Trustee Termination Date related to such Series, the Trustee shall be the Controlling Party with respect to such Series. Notwithstanding the foregoing, in the event that a Financial Security Default shall have occurred and be continuing, the Trustee shall be the Controlling Party with respect to such Series until the applicable Trustee Termination Date. If prior to an Insurer Termination Date the Trustee shall have become the Controlling Party with respect to a Series as a result of the occurrence of a Financial Security Default and either such Financial Security Default is cured or for any other reason ceases to exist or the Trustee Termination Date with respect to a Series occurs, then upon such cure or other cessation or on such Trustee Termination Date, as the case may be, Financial Security shall, upon notice thereof being duly given to the Collateral Agent, again be the Controlling Party with respect to such Series.

              Section 6.02. CONTROLLING PARTY'S AUTHORITY.

              (a) Each of Arcadia Financial and the Seller hereby irrevocably appoint the Controlling Party, and any successor to the Controlling Party appointed pursuant to Section 6.01, its true and lawful attorney, with full power of substitution, in the name of Arcadia Financial, the Seller, the Secured Parties or otherwise, but (subject to Section 2.08) at the expense of the Seller, to the extent permitted by law to exercise, at any time and from time to time while any Insurance Agreement Event of Default has occurred and is continuing, any or all of the following powers with respect to all or any of the Collateral related to the relevant Series: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iii) to sell, transfer, assign or otherwise deal with the same or the proceeds thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance or other adjustments with respect thereto; PROVIDED that the foregoing powers and rights shall be exercised in accordance with the provisions of Article VII hereof.

              (b) With respect to each Series of Certificates and the related Collateral, each Secured Party hereby irrevocably and unconditionally constitutes and appoints the Controlling Party with respect to such Series, and any successor to such Controlling Party appointed pursuant to Section
6.01 from time to time, as the true and lawful attorney-in-fact of such Secured Party for so long as such Secured Party is the Non-Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Secured Party such acts, things and deeds for and on behalf of and in the name of such Secured Party under this Agreement with respect to such Series which such Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and, without limitation, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration of the Collateral related to such Series, and the enforcement of the rights of the Secured Parties hereunder with respect to such Series, on behalf of and for the benefit of such Controlling Party and such Non-Controlling Party, as their interests may appear.

              (c) So long as Financial Security shall be the Controlling Party with respect to a Series (other than the Warehousing Series), the Trustee hereby agrees, that if there exists an Insurance Agreement Event of Default with respect to such Series:

              (i) Financial Security shall have the exclusive right to direct the Trustee as to any and all actions to be taken under the related Transaction Documents, including, without limitation, all actions with respect to the giving of directions to the Servicer and any subservicer with respect to the servicing of the Receivables of such Series; enforcement of any rights of the Trustee under such

       Transaction Documents; and the giving or withholding of any other consents, requests, notices, directions, approvals, extensions or waivers under or in respect of any such Transaction Documents; and

              (ii) Financial Security shall have the right to control the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under the related Pooling and Servicing Agreement or under any other Transaction Document, including the remedies provided in
       Article VII;

PROVIDED, HOWEVER, that the Trustee may decline to follow any of the above directions from Financial Security, if the Trustee, in accordance with an opinion of counsel to the Trustee, that is independent of the Trustee, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which adequate indemnity is not reasonably assured to it or, in the case of actions or directions not specifically permitted to be taken by Financial Security so long as no Financial Security Default has occurred and is continuing, would adversely affect the interests of the Certificateholders in any material respect.

              (d) So long as Financial Security shall be the Controlling Party with respect to a Series (other than the Warehousing Series), the Trustee shall not, without the prior written consent of Financial Security:

              (i) appoint new independent accountants with respect to the Series;

              (ii) consent to the amendment of or supplement to any of the Transaction Documents related to the Series; or

              (iii) waive a Servicer Termination Event under the related Pooling and Servicing Agreement or Sale and Servicing Agreement, as applicable.

              (e) So long as Financial Security shall be the Controlling Party with respect to a Series:

              (i)    Financial Security shall have the rights provided in
       Section 5.3 of each Pooling and Servicing Agreement, Section 5.4 of each Sale and Servicing Agreement and Section 5.19 of each Indenture in respect of the direction of insolvency proceedings.

              (ii) Financial Security shall have the right to direct the Trustee as to any and all actions to be taken in the event of the occurrence of a Servicer Termination Event under the related Pooling and Servicing Agreement and shall have such other rights in respect of the appointment of a successor servicer as are provided in such Pooling and Servicing Agreement.

              Section 6.03. RIGHTS OF SECURED PARTIES. With respect to each Series of

Certificates and the related Collateral, the Non-Controlling Party at any time expressly agrees that it shall not assert any rights that it may otherwise have, as a Secured Party with respect to the Collateral, to direct the maintenance, sale or other disposition of the Collateral or any portion thereof, notwithstanding the occurrence and continuance of any Default with respect to such Series or any non-performance by Arcadia Financial or the Seller of any obligation owed to such Secured Party hereunder or under any other Transaction Document, and each party hereto agrees that the Controlling Party shall be the only Person entitled to assert and exercise such rights.

              Section 6.04. DEGREE OF CARE.

              (a) CONTROLLING PARTY. Notwithstanding any term or provision of this Agreement, the Controlling Party shall incur no liability to Arcadia Financial or the Seller for any action taken or omitted by the Controlling Party in connection with the Collateral, except for any gross negligence, bad faith or willful misconduct on the part of the Controlling Party and, further, shall incur no liability to the Non-Controlling Party except for a breach of the terms of this Agreement or for gross negligence, bad faith or willful misconduct in carrying out its duties, if any, to the Non-Controlling Party. The Controlling Party shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document believed by the Controlling Party to be genuine and to have been duly executed by the appropriate signatory, and (absent manifest error or actual knowledge to the contrary) the Controlling Party shall not be required to make any independent investigation with respect thereto. The Controlling Party shall, at all times, be free independently to establish to its reasonable satisfaction the existence or nonexistence, as the case may be, of any fact the existence or nonexistence of which shall be a condition to the exercise or enforcement of any right or remedy under this Agreement or any of the Transaction Documents.

              (b) THE NON-CONTROLLING PARTY. The Non-Controlling Party shall not be liable to the Seller for any action or failure to act by the Controlling Party or the Collateral Agent in exercising, or failing to exercise, any rights or remedies hereunder.


                                    ARTICLE VII

                               REMEDIES UPON DEFAULT

              Section 7.01. REMEDIES UPON A DEFAULT. If a Default with respect to a Series has occurred and is continuing, the Collateral Agent shall, at the direction of the Controlling Party, take whatever action at law or in equity as may appear necessary or desirable in the judgment of the Controlling Party to collect and satisfy all Insurer Secured Obligations (including, but not limited to, foreclosure upon the Collateral and all other rights available to secured parties under applicable law) or to enforce performance and observance of any obligation, agreement or covenant under any of the Transaction

Documents related to such Series. Notwithstanding the foregoing, the Collateral Agent shall not be entitled to take any action and the Controlling Party shall not be entitled to give any direction with respect to the Trust Property, except to the extent provided in the Transaction Documents and Sections 6.02(a), (c), (d) and (e) hereof.

              Section 7.02. WAIVER OF DEFAULT. The Controlling Party shall have the sole right, to be exercised in its complete discretion, to waive any Default by a writing setting forth the terms, conditions and extent of such waiver signed by the Controlling Party and delivered to the Collateral Agent, the other Secured Party and the Seller. Any such waiver shall be binding upon the Non-Controlling Party and the Collateral Agent. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

              Section 7.03. RESTORATION OF RIGHTS AND REMEDIES. If the Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Collateral Agent, then and in every such case the Seller, the Collateral Agent and each of the Secured Parties shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Secured Parties shall continue as though no such proceeding had been instituted.

              Section 7.04. NO REMEDY EXCLUSIVE. No right or remedy herein conferred upon or reserved to the Collateral Agent, the Controlling Party or either of the Secured Parties is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise (but, in each case, shall be subject to the provisions of this Agreement limiting such remedies), and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Controlling Party, and the exercise of or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.


                                    ARTICLE VIII

                                   MISCELLANEOUS

              Section 8.01. FURTHER ASSURANCES. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Agreement or to confirm or perfect any transaction described or contemplated herein.

              Section 8.02. WAIVER. Any waiver by any party of any provision of this Agreement or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Agreement by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.

              Section 8.03. AMENDMENTS; WAIVERS. No amendment, modification, waiver or supplement to this Agreement or any provision of this Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto and each Rating Agency shall have confirmed in writing that such amendment will not cause a reduction or withdrawal of a rating on any Series; PROVIDED, HOWEVER, that, for so long as Financial Security shall be the Controlling Party with respect to a Series, amendments, modifications, waivers or supplements hereto relating to such Series, the related Collateral or Spread Account or any requirement hereunder to deposit or retain any amounts in such Spread Account or to distribute any amounts therein as provided in Section 3.03 shall be effective if made or consented to in writing by Financial Security, the Seller, Arcadia Financial and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the Collateral Agent) but shall in no circumstances require the consent of the Trustee or the Certificateholders related to such Series or any other Series.

              Section 8.04. SEVERABILITY. In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Collateral Agent, or any of the Secured Parties, hereunder is unavailable or unenforceable shall not affect in any way the ability of the Collateral Agent or any of the Secured Parties to pursue any other remedy available to it or them (subject, however, to the provisions of this Agreement limiting such remedies).

              Section 8.05. NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement, each of the parties hereto agrees that it shall not, prior to one year and one day after the Final Scheduled Distribution Date with respect to each Series, acquiesce, petition or otherwise invoke or cause the Seller or Arcadia Financial to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Seller, Arcadia Financial or the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller, Arcadia Financial or the Trust or all or any part of its property or assets or ordering the winding up or liquidation of the affairs of the Seller, Arcadia Financial or the Trust. The parties agree that damages will be an inadequate remedy for breach of this covenant and that this covenant may be specifically enforced.

              Section 8.06. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or
(c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

              (i)    If to Arcadia Financial:

                     Arcadia Financial Ltd.
                     7825 Washington Avenue South
                     Minneapolis, Minnesota 55439-2435
                     Attention: Treasurer
                     Telecopier No.: (612) 942-6730

              (ii)   If to the Seller:

                     Arcadia Receivables Finance Corp.
                     7825 Washington Avenue South, Suite 410
                     Minneapolis, Minnesota 55439-2435
                     Attention: Treasurer
                     Telecopier No.: (612) 942-6730

              (iii)  If to Financial Security:

                     Financial Security Assurance Inc.
                     350 Park Avenue - 13th Floor
                     New York, New York 10022
                     Attention: Surveillance Department
                     Telecopier No.: (212) 339-3518
                                     (212) 339-3529

              (in each case in which notice or other communication to Financial Security refers to a Default or a claim on the Policy or in which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then with a copy to the attention of the Senior Vice President Surveillance)

              (iv)   If to the Trustee:

                     The Chase Manhattan Bank
                     450 West 33rd Street
                     New York, New York 10001-2697
                     Attention: Global Trust Services Group
                     (with respect to those Series for which Chase serves as Trustee)

                     or

                     Norwest Bank Minnesota, National Association
                     6th Street and Marquette Avenue
                     Minneapolis, Minnesota 55479-0070
                     Attention: Corporate Trust Services - Asset Backed Administration
                     Telecopier No.:  (612) 667-3539
                     (with respect to those Series for which Norwest serves as Trustee)

              (v)    If to the Collateral Agent:

                     Norwest Bank Minnesota, National Association
                     6th Street and Marquette Avenue
                     Minneapolis, Minnesota 55479-0070
                     Attention: Corporate Trust Services - Asset Backed Administration
                     Telecopier No.:  (612) 667-3539

              (vi)   If to Moody's:

                     Moody's Investor's Service, Inc.
                     99 Church Street
                     New York, New York 10007
                     Telecopier No.:  (212) 553-0344

              (vii)  If to Standard & Poor's:

                     Standard & Poor's Ratings Group
                     26 Broadway
                     New York, New York 10004
                     Telecopier No.:  (212) 208-1582

A copy of each notice given hereunder to any party hereto shall also be given to (without duplication) Financial Security, the Seller, the Trustee and the Collateral Agent. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

              Section 8.07. TERM OF THIS AGREEMENT. This Agreement shall take effect on the Closing Date of the Series 1993-A Certificates and shall continue in effect until the last Final Termination Date to occur with respect to each Series. On such Final Termination Date, this Agreement shall terminate, all obligations of the parties hereunder shall cease and terminate and the Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Seller or Arcadia Financial in respect of the Secured Obligations or otherwise under this Agreement, shall be released to and in favor of the Seller; PROVIDED that the provisions of Sections 4.06,
4.07 and 8.05 shall survive any termination of this Agreement and the release of any Collateral upon such termination.

              Section 8.08. ASSIGNMENTS:  THIRD-PARTY RIGHTS; REINSURANCE.

              (a) This Agreement shall be a continuing obligation of the parties hereto and shall (i) be binding upon the parties and their respective successors and assigns, and (ii) inure to the benefit of and be enforceable by each Secured Party and the Collateral Agent, and by their respective successors, transferees and assigns. Neither the Seller nor Arcadia Financial may assign this Agreement, or delegate any of its duties hereunder, without the prior written consent of the Controlling Party.

              (b) Financial Security shall have the right (unless a Financial Security Default shall have occurred and be continuing) to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to any Policy issued in connection with a Series of Certificates and each such participant or reinsurer shall be entitled to the benefit of any representation, warranty, covenant and obligation of each party (other than Financial Security) hereunder as if such participant or reinsurer was a party hereto and, subject only to such agreement regarding such reinsurance or participation, shall have the right to enforce the obligations of each such other party directly hereunder; PROVIDED, HOWEVER, that no such reinsurance or participation agreement or arrangement shall relieve Financial Security of its obligations hereunder, under the Transaction Documents to which it is a party or under any such Policy. In addition, nothing contained herein shall restrict Financial Security from assigning to any Person pursuant to any liquidity facility or credit facility any rights of Financial Security under this Agreement or with respect to any real or personal property or other interests pledged to Financial Security, or in which Federal Security has a security interest, in connection with the transactions contemplated hereby. The terms of any such assignment or participation shall contain an express acknowledgment by such Person of the condition of this Section and the limitations of the rights of Financial Security hereunder.

              Section 8.09. CONSENT OF CONTROLLING PARTY. In the event that the Controlling Party's consent is required under the terms hereof or under the terms of any Transaction Document, it is understood and agreed that, except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by the Controlling Party in its sole discretion.

              Section 8.10. TRIAL BY JURY WAIVED. Each of the parties hereto waives, to the fullest extent permitted by law, any right it may have to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Agreement, any of the other Transaction Documents or any of the transactions contemplated hereunder or thereunder. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the other Transaction Documents to which it is a party, by among other things, this waiver.

              Section 8.11. GOVERNING LAW. This Agreement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

              Section 8.12. CONSENTS TO JURISDICTION. Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the state of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or any of the other Transaction Documents or the subject matter hereof or thereof may not be litigated in or by such courts. Each of Arcadia Financial and the Seller hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of Arcadia Financial and the Seller agrees that service of such process upon such Person shall constitute personal service of such process upon it. Nothing contained in this Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against Arcadia Financial or the Seller or their respective property in the courts of any jurisdiction.

              Section 8.13. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) Norwest Bank Minnesota, National Association is executing this Agreement (i) not in its individual capacity but in its capacity as trustee of the Trusts pursuant to the Transaction Documents and (ii) as Collateral Agent hereunder (b) in no case whatsoever shall Norwest Bank Minnesota, National Association in its capacity as trustee of Trusts be personally liable on, or for any loss in respect of, any of the statements, representations, warranties, covenants, agreements or obligations of the Trust hereunder, all such liability, if any, being expressly waived by the parties hereto.

              Section 8.14. DETERMINATION OF ADVERSE EFFECT. Any determination of an adverse effect on the interest of the Secured Parties or the Certificateholders shall be made without consideration of the availability of funds under the Policies.

              Section 8.15. COUNTERPARTS. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

              Section 8.16. HEADINGS. The headings of sections and paragraphs and the Table of Contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as amended and restated, as of the date set forth on the first page hereof.



  ARCADIA FINANCIAL LTD.                  ARCADIA RECEIVABLES FINANCE CORP.


  By:    /S/ JOHN A. WITHAM              By:    /S/ JOHN A. WITHAM
         ----------------------------           ------------------------------
         Name:  John A. Witham                  Name:  John A. Witham
         Title: Executive Vice                  Title: Senior Vice President
                President and Chief                    and Chief Financial
                Financial Officer                      Officer

  FINANCIAL SECURITY ASSURANCE INC.       NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, as Trustee

By:      /S/ DAN FARRELL                  By:   /S/ JOHN C. WEIDNER
         ----------------------------           ------------------------------
         Authorized Officer

  NORWEST BANK MINNESOTA, NATIONAL        THE CHASE MANHATTAN BANK, as Trustee
    ASSOCIATION, as Collateral Agent

By:      /S/ JOHN C. WEIDNER              By:   /S/ VADA HAIGHT
         ----------------------------           ------------------------------
                                                Name:  Vada Haight
                                                Title:  Vice President